$144,000,000


                                                REVOLVING CREDIT
AGREEMENT
                                                       dated as of
                                                   December 12,
1994


                                                          among


                                                    ADOLPH COORS
COMPANY


                                                        as Borrower

                                                            and


                                                    THE BANKS NAMED
HEREIN


                                                          as Banks

                                                      TABLE OF
CONTENTS

ARTICLE I
DEFINITIONS
Page

SECTION 1.01.
Definitions
Adjusted Debt Adjusted LIBOR Rate
Affiliate
Applicable Margin
Authorized Officer
Bank
Base Rate
Base Rate Loan
BHC
Bid Borrowing
Bid Loan
Bloomberg Financial Markets
Borrower
Borrowing
Business Day
Capital Lease Obligations
Capitalization
Capitalized Interest
Change in Control
Code
Commitment
Commitment Fee
Consolidated Subsidiary
Debt
Default
Dollars
Effective Date
Eligible Assignee
Environmental Laws
ERISA
ERISA Affiliate
Euro-Dollar Reserve Percentage
Event of Default
Exchange Act
Facility Fee
Federal Funds Rate
Governmental Authority
Intangible Assets
Interest Expense
Interest Period
Interest Portion of Rentals
Law
Lending Offices
LIBOR Auction
LIBOR Rate
LIBOR Rate Loan
Lien
Loan
London Interbank Offered Rate
Majority Banks
Minimum Tangible Net Worth
Money Market Absolute Rate
Money Market Absolute Rate Auction
Money Market Absolute Rate Loan
Money Market LIBOR Loan
           Money Market LIBOR Rate
             9
           Money Market Loan
 9
           Money Market Margin
 9
           Money Market Quote
 9
           Money Market Quote Request
                        9
           Net Income                                    9
           Net Tangible Assets
 9
           Net Worth                          9
           New Equity Issuance
9
           Notice of Borrowing
 10
           Options                            10
           PBGC                    10
           Person                             10
           Plan                    10
           Principal Plant
 10
           Provisions for Taxes
            11
           Rating                            11
           Reference Rate                               12
           Refunding Borrowing
12
           Register                          12
           "Regulation U" and "Regulation X"
                                  12
           Required Banks                               12
           Restricted Subsidiary
            12
           SEC                    13
           Subordinated Debt
13
           Subsidiary                                   13
           Syndicated Borrowing
            13
           Syndicated Loan
13
           Tangible Net Worth
13
           Termination Date
13
           Total Assets                                 14
           Type                   14
           Unrestricted Subsidiary
            14
SECTION 1.02.   Accounting Terms and Determinations

 14

ARTICLE II
THE CREDITS

SECTION 2.01.   Syndicated Borrowings
(a)  The Commitments14
(b)  Limitations on Syndicated Loans
(c)  Borrowing Amounts
(d)  Revolving Credit
(e)  Ratable Basis
SECTION 2.02.   Notice of Syndicated Borrowings
(a)  Notice to Banks
(b)  Irrevocable; Confirmation
SECTION 2.03.   Money Market Borrowings
(a)  The Money Market Option
(b)  Limitation on Bid Loans
(c)  Money Market Quote Request
(d)  Submission and Contents of Money Market Quotes
(e)  Acceptance and Notice by Borrower
(f)  Allocation by Borrower
(g)  Effect on Commitment
(h)  Variances
SECTION 2.04.  [THIS SECTION 2.04 IS RESERVED]

SECTION 2.05.   Interest Period for Borrowings
(a)  Base Rate Borrowings
(b)  LIBOR Rate and Money Market LIBOR Borrowings
(c)  Money Market Absolute Rate Borrowing
(d)  Outside Limit
SECTION 2.06.   Maturity of Loans

SECTION 2.07.   Interest Rate Options
(a)  Base Rate Loans
(b)  LIBOR Rate
(c)  Money Market LIBOR Rate
(d)  Money Market Absolute Rate
(e)  Determination of Interest Rates
SECTION 2.08.   Interest Rate Unavailable
(a)  LIBOR Unavailable
(b)  Federal Funds Rate Unavailable

SECTION 2.09.   Default Rate

SECTION 2.10.   Evidence of Loans/Borrowings
(a)  Loan Account; Note
(b)  Register
SECTION 2.11.   Failure to Give Notice, Automatic
    Conversion

SECTION 2.12.   Prepayments

SECTION 2.13.   Funding Losses

SECTION 2.14.   General Rules as to Payments

SECTION 2.15.   Funding of Loans
(a)  Disbursements
(b)  Net Payments

SECTION 2.16.   Fees
(a)  Commitment Fees
(b)  Facility Fees
(c)  Payment of Fees
(d)  Bid Loans

SECTION 2.17.   Optional Reduction of Commitments
ARTICLE III
CONDITIONS

SECTION 3.01.   Conditions to Effectiveness
(a)  Counterparts
(b)  Legal Opinion
(c)  Officer Certificates
(d)  Other Documents
(e)  Notes

SECTION 3.02.  Conditions to Borrowings
(a)  Notice of Borrowing
(b)  Loan Limit
(c)  No Default
(d)  Representations and Warranties

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.01.   Corporate Existence and Power

SECTION 4.02.   Corporate and Governmental Authorization;
    No Contravention

SECTION 4.03.   Binding Effect

SECTION 4.04.   Financial Information

SECTION 4.05.   No Material Adverse Change

SECTION 4.06.   Litigation

SECTION 4.07.   Compliance with ERISA

SECTION 4.08.   Compliance with Laws

SECTION 4.09.   Taxes

SECTION 4.10.   Subsidiaries

SECTION 4.11.   Not an Investment Company

SECTION 4.12.   No Margin Stock

SECTION 4.13.   Full Disclosure

SECTION 4.14.   Excluded Principal Plants


ARTICLE V
GENERAL COVENANTS

SECTION 5.01.   Information
(a)  SEC Reports
(b)  Financial Statements
(c)  Compliance Certificates
(d)  Other Reports
(e)  Notice of Default
(f)  Principal Plant Report
(g)  Other Information
SECTION 5.02.   Payment of Obligations

SECTION 5.03.   Maintenance of Property

SECTION 5.04.   Insurance

SECTION 5.05.   Conduct of Business and Maintenance
    of Existence
SECTION 5.06.   Compliance with Laws

SECTION 5.07.   Inspection of Property, Books and
    Records
SECTION 5.08.   Use of Proceeds

SECTION 5.09.   Environmental Matters

ARTICLE VI
NEGATIVE COVENANTS

SECTION 6.01.   Limitations on Liens 40
(a)  Principal Plants
(b)  After Acquired Property
(c)  Permitted Debt
SECTION 6.02.   Limitation on Debt of Restricted
    Subsidiaries
(a)  Debt Limits
(b)  Permitted Debt
SECTION 6.03.   Consolidations, Mergers and Sales
    of Assets
SECTION 6.04.   Other Loan Agreements

ARTICLE VII
FINANCIAL COVENANTS

SECTION 7.01.   Minimum Tangible Net Worth

SECTION 7.02.   Debt to Capitalization

ARTICLE VIII
DEFAULTS AND EVENTS OF TERMINATION

SECTION 8.01.   Events of Default
(a)  Principal
(b)  Interest
(c)  Covenant Default
(d)  Representations and Warranties
(e)  Monetary Default
(f)  ERISA Default
(g)  Change in Control
(h)  Judgments
(i)  Voluntary Bankruptcy
(j)  Involuntary Bankruptcy
SECTION 8.02.   Consequence of Event of Default

SECTION 8.03.   Notice of Default

ARTICLE IX
CHANGE IN CIRCUMSTANCES

SECTION 9.01.  [THIS SECTION 9.01 IS RESERVED]

SECTION 9.02.  Illegality

SECTION 9.03.  Increased Cost
(a)  Change in Law
(b)  Certificate
(c)  Substitute Loans
SECTION 9.04.  Capital Adequacy
(a)  Additional Compensation
(b)  Certificate

ARTICLE X
MISCELLANEOUS

SECTION 10.01.   Notices

SECTION 10.02.   No Waivers

SECTION 10.03.   Expenses, etc

SECTION 10.04.   Set-Offs
(a)  Set-Offs
(b)  Sharing of Recoveries
SECTION 10.05.   Taxes
(a)  Bank Income Tax
(b)  Withholding Tax

SECTION 10.06.   Amendments and Waivers

SECTION 10.07.   Replacement of Banks

SECTION 10.08.   Assignments and Participations
(a)  Successors and Assigns
(b)  Assignments
(c)  Bid Loans
(d)  Participations
(e)  Notice of Assignments and Participations
(f)  Subsequent Participations and Assignments
SECTION 10.09.   Collateral

SECTION 10.10.   Confidentiality

SECTION 10.11.   Alternative Liquidity

SECTION 10.12.   Governing Law

SECTION 10.13.   Counterparts; Integration

EXHIBITS AND SCHEDULES


SCHEDULE 4.05    No Material Adverse Change Disclosure
SCHEDULE 4.06    Litigation Disclosure

EXHIBIT A Form of Notice of Syndicated Borrowing
EXHIBIT B Form of Money Market Quote Request
EXHIBIT C Form of Money Market Quote
EXHIBIT D Form of Notice of Money Market Borrowing
EXHIBIT E Form of Promissory Note
EXHIBIT F Opinion of Counsel for the Borrower
EXHIBIT G Assignment and Acceptance

SCHEDULE 1 Schedule of Banks
SCHEDULE 2 Excluded from Principal Plants
SCHEDULE 3 Interest Rate Calculation

REVOLVING CREDIT AGREEMENT


This REVOLVING CREDIT AGREEMENT (the or this "Agreement") dated as of
December 12, 1994, is among ADOLPH COORS COMPANY, a Colorado corporation (the
"Borrower") and the BANKS (each a "Bank" and collectively the "Banks") listed on the signature pages hereof.

WITNESSETH:

WHEREAS, Borrower has requested from the Banks and the Banks are willing to make available in the amounts listed on the signature pages hereof to
Borrower a revolving line of credit in an aggregate amount not to exceed One
Hundred Forty Four Million Dollars ($144,000,000) on the terms and conditions contained herein; and

WHEREAS, the term "Borrowing" denotes the aggregation of Loans of a single
Type to be made by one or more Banks to the Borrower pursuant to
Article II
on a single date for a single Interest Period. For purposes of this
Agreement, Borrowings are classified either by reference to the pricing of
Loans constituting such Borrowing (e.g., a "Base Rate Borrowing" is a
Borrowing comprised of Base Rate Loans) or by reference to the provisions of
Article II under which participation therein is determined (i.e., a
"Syndicated Borrowing" is a Borrowing comprised of simultaneous
Syndicated
Loans of the same Type in which all Banks participate in proportion to their prorata share of Commitments pursuant to Section 2.01, while a "Bid Borrowing" is a Borrowing comprised of simultaneous Bid Loans of the same
Type made by one or more Banks whose offer to make such Loans as a part of such Borrowing has been accepted by Borrower under the auction bid process pursuant to Section 2.03).

NOW, THEREFORE, the parties hereto agree as follows:


ARTICLE I
DEFINITIONS

SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings (and words in the singular include the plural, and vice versa):

"Adjusted Debt" means, as of any date of determination, all Debt of the
Borrower and its Consolidated Subsidiaries (without duplication) less all
Subordinated Debt.

"Adjusted LIBOR Rate" has the meaning set forth in Section 2.07(b).

"Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such
Person.

"Applicable Margin" means, as of the date of determination, with respect to a
LIBOR Rate Loan, the rate per annum, as set forth in the right-hand column below, based on the Rating (which shall be the higher Rating in the event of a split Rating) in effect on such day for Borrower's senior unsecured nonconvertible long-term indebtedness:

Rating                              Applicable Margin

A Minus or A3 or Higher              25 basis points
BBB+ or Baa1                         30 basis points
BBB or Baa2                          35 basis points
BBB- or Baa3                       50 basis points
Lower than BBB- or Baa3            70 basis points

"Authorized Officer" means any of the following officers of the
Borrower:
the chairman or vice chairman of the board of directors, chief executive officer, chief financial officer, president, treasurer, any vice president
(however designated), any assistant treasurer, any secretary, or any assistant secretary.

"Bank" means each bank listed on the signature pages hereof as having a
Commitment, and its successors and permissible assigns.

"Base Rate" has the meaning set forth in Section 2.07(a).

"Base Rate Loan" means any Loan under this Agreement made or maintained at the Base Rate.

"BHC" has the meaning set forth in Section 9.04(a).

"Bid Borrowing" has the meaning set forth in the second Whereas clause to this Agreement.

"Bid Loan" means any Money Market Loan made by a Bank as part of a Bid
Borrowing pursuant to Section 2.03.

"Bloomberg Financial Markets" means the financial market reporting service known as of the Effective Date as "Bloomberg Financial Markets" and any successor to such service; or if Bloomberg Financial Markets or such successor shall cease to perform such service, then such other financial market reporting service or other system that the Borrower and the Banks shall agree shall perform such service.

"Borrower" means Adolph Coors Company, a Colorado corporation, and its successors and permissible assigns.

"Borrowing" has the meaning set forth in the second Whereas clause to this
Agreement.

"Business Day" means a day other than a Saturday or Sunday and on which banks are open for business in New York City and on which wire transfers may be effectuated among member banks of the Federal Reserve System through use of the fedwire funds transfer system and if the applicable Business Day relates to any LIBOR Rate Loan or any Money Market LIBOR Loan, on which commercial banks are open for international business (including dealings in Dollar deposits) in the London interbank market.

"Capital Lease Obligations" of any Person means, as of any date of determination, the aggregate amount of lease obligations that would, in accordance with generally accepted accounting principles, be required to be capitalized on a balance sheet of such Person at such date.

"Capitalization" of the Borrower means, as of any date of determination, the sum of Adjusted Debt and Net Worth of the Borrower.

"Capitalized Interest" means, for any period, the aggregate amount that would, in accordance with generally accepted accounting principles, be excluded from interest expense on a consolidated statement of income of the
Borrower and its Consolidated Subsidiaries for such period, and included as part of the cost of capital assets as reflected on Borrower's consolidated balance sheet at the end of such period.

"Change in Control" means the occurrence, after the Effective Date of this
Agreement, of (i) any Person or two or more Persons acting in concert or as a
"group" (within the meaning of Rule 13d-3 (the "Rule") of the SEC under the
Exchange Act) acquiring "beneficial ownership" (within the meaning of the
Rule) directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors, (ii) during any period of up to 24 consecutive months, commencing before or after the Effective Date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower ceasing for any reason to constitute a majority of the Board of
Directors of the Borrower unless the individuals replacing such individuals were nominated by the Board of Directors of the Borrower, or (iii) any Person or two or more Persons acting in concert or as a group acquiring by contract or otherwise, or entering into a contract or arrangement that upon consummation will result in its or their acquisition of such beneficial ownership as described in clause (i); provided, that, the Person or group of
Persons referred to in clauses (i) and (iii) of this definition shall not apply to or include any Person who is a trustee or beneficiary of the Adolph
Coors, Jr. Trust and the successors of such Person, or any Person or any group of Persons in which one or more of the Persons who are trustees or beneficiaries of the Adolph Coors, Jr. Trust and their successors are members.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

"Commitment" means, with respect to each Bank, the total stated
Dollar amount
(without regard to utilization thereof) set forth opposite the name of such
Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.17.

"Commitment Fee" has the meaning set forth in Section 2.16(a).

"Consolidated Subsidiary" of any Person means at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such
Person in its consolidated financial statements as of such date.

"Debt" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such
Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all non-contingent obligations of such Person in respect of letters of credit or other similar instruments, (iv) all Capital Lease Obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vi) all direct guarantees by such Person of Debt (as defined in clause (i) through (v) of this definition) of other Persons;
provided that

(x) if Debt referred to in clause (v) above is without recourse to the
Borrower or any Subsidiary, the amount of such Debt shall be calculated at the lesser of (A) the aggregate outstanding principal amount of such Debt or
(B) the aggregate fair realizable value of the assets securing such Debt, and

(y) when calculating the amount of Debt of the Borrower and its Consolidated
Subsidiaries on a consolidated basis, obligations of the Borrower or any
Consolidated Subsidiary that are eliminated, in consolidation pursuant to generally accepted accounting principles shall be eliminated.

"Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time, or both, would become an
Event of Default.

"Dollars" or "$" means United States dollars or other lawful currency of the
United States.

"Effective Date" has the meaning set forth in Section 3.01.

"Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, having Total Assets in excess of
$5,000,000,000, and which is in compliance with all minimum capital requirements imposed by its primary banking regulator; (ii) a commercial bank organized under the laws of any other country which is a member of the
Organization for Economic Cooperation and Development or a political subdivision of any such country, and having Total Assets in excess of
$5,000,000,000; provided, that, such bank is acting through a branch or agency located in the United States; (iii) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; (iv) any Bank or Affiliate of a Bank; (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having Total Assets in excess of $5,000,000,000; and
(vi) any other Person acceptable to the Borrower.

"Environmental Laws" mean any and all laws, statutes, ordinances, rules, regulations, judgments, orders, decrees, permits, licenses, or other governmental restrictions or requirements of a Governmental Authority relating to the environment, which are binding on Borrower.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"ERISA Affiliate" means all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(c) of the Code.

"Euro-Dollar Reserve Percentage" has the meaning set forth in Section
2.07(b).

"Event of Default" has the meaning set forth in Section 8.01.

 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Facility Fee" has the meaning set forth in Section 2.16(b).

"Federal Funds Rate" has the meaning set forth in Section 2.07(a).

"Governmental Authority" means the United States of America, any state or other political subdivision thereof and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to the government of the same.

"Intangible Assets" of a Person means, to the extent included in such
Person's Total Assets, all of the following: (i) goodwill, organizational expenses, research and development expenses, unamortized debt discount and expense, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, and (ii) any investments in and advances to nonconsolidated Affiliates, all as determined in accordance with generally accepted accounting principles, on a consolidated basis.

"Interest Expense" of the Borrower means, for any period, the sum of (i) the aggregate amount that would, in accordance with generally accepted accounting principles, be included as interest expense on a consolidated statement of income of the Borrower and its Consolidated Subsidiaries for such period,
(ii) Capitalized Interest for such period, and (iii) Interest
Portion of
Rentals for such period.

"Interest Period" with respect to each Type of Loan has the meaning set forth in Section 2.05, as applicable.

"Interest Portion of Rentals" means, for any period, the amount that would, under generally accepted accounting principles, be reflected as the interest portion of rental expense on a consolidated statement of income of the
Borrower and its Consolidated Subsidiaries for such period.

"Law" means any law, constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental
Authority, which is binding on Borrower.

"Lending Offices" means, as to any Bank, the lending branches or offices specified on Schedule 1 hereto with respect to any Type of Loan, as applicable, or such other of its branches or offices as such Bank may from time to time designate by notice to the Borrower.

"LIBOR Auction" means a solicitation of Money Market Quotes setting forth
Money Market Margins based on the London Interbank Offered Rate pursuant to
Section 2.03.

"LIBOR Rate" has the meaning set forth in Section 2.07(b).

"LIBOR Rate Loan" means a Loan under this Agreement made or maintained at the
LIBOR Rate.

"Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including the interest of a lender or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

"Loan" means any Syndicated Loan or any Bid Loan and "Loans" means
Syndicated
Loans and Bid Loans or any combination of the foregoing, as the context requires.

"London Interbank Offered Rate" has the meaning set forth in
Section 2.07(b).

"Majority Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments, or, if the Commitments have been terminated, the
Banks having at least 51% of the aggregate unpaid outstanding principal amount of all Loans.

"Minimum Tangible Net Worth" has the meaning set forth in Section
7.01.

"Money Market Absolute Rate" has the meaning set forth in Section
2.07(d).

"Money Market Absolute Rate Auction" means a solicitation of Money
Market
Quotes setting forth Money Market Absolute Rates pursuant to
Section 2.03.

"Money Market Absolute Rate Loan" means a Loan made by a Bank pursuant to an
Absolute Rate Money Market Auction or maintained as a Money Market
Absolute
Loan under this Agreement.

"Money Market LIBOR Loan" means a Loan made by a Bank pursuant to a LIBOR
Auction or maintained as a Money Market LIBOR Loan under this Agreement.

"Money Market LIBOR Rate" has the meaning set forth in Section
2.07(c).

"Money Market Loan" means a Loan under this Agreement made or maintained as a
Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

"Money Market Margin" has the meaning set forth in Section
2.03(d)(ii)(D).

"Money Market Quote" means an offer by a Bank to make a Money
Market Loan in
accordance with Section 2.03(d).

"Money Market Quote Request" means a request by the Borrower to the Banks to make offers to make a Money Market Loan in accordance with Section 2.03(c).

"Net Income" of any Person means, for any period, the aggregate amount that would, in accordance with generally accepted accounting principles, be included under the caption "Net Income (Loss)" on a consolidated statement of income of such Person and its Consolidated Subsidiaries for such period.

"Net Tangible Assets" means the Total Assets of Borrower and its
Consolidated
Subsidiaries less Intangible Assets (to the extent included in such Total
Assets) all as computed in accordance with generally accepted accounting principles as of the last day of the fiscal quarter of Borrower most recently ended.

"Net Worth" of any Person means, as of any date of determination, the total amount of shareholders' equity that would be shown on the consolidated balance sheet of such Person and its Consolidated Subsidiaries, as determined in accordance with generally accepted accounting principles.

"New Equity Issuance" means the sale of capital stock by the Borrower or the equity resulting from the conversion of convertible debt securities, as prescribed by generally accepted accounting principles.

"Notice of Borrowing" means a Notice of Syndicated Borrowing or Notice of
Money Market Borrowing, as applicable, pursuant to Section 2.02 or
Section 2.03.

"Options" means the interest rate options available to the Borrower for selection or request for quotation with respect to the interest rate to be borne by a Loan, pursuant to the applicable Notice of Borrowing.

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Plan" means, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either maintained or contributed to by
Borrower or any ERISA Affiliate.

"Principal Plant" means any brewery, or any manufacturing, processing or packaging plant owned as of the Effective Date or hereafter acquired by the
Borrower or any Subsidiary, but shall not include

(a) any plant listed or referred to on Schedule 2 attached hereto,

(b) any brewery, or any manufacturing, processing or packaging plant of the
Borrower or any Subsidiary which the Board of Directors of Borrower shall have determined (successive determinations and redeterminations being permitted without restrictions) is not of material importance to the total business conducted by the Borrower and any Restricted Subsidiary,

 (c) any plant which the Board of Directors of Borrower shall have determined is used primarily for transportation, marketing or warehousing, including as of the Effective Date those plants listed on Schedule 2 attached hereto
(successive determinations and redeterminations being permitted without restriction),

(d) any real property which does not contain, and is not material to the operation of, any brewery, or any manufacturing, processing or packaging plant owned as of the Effective Date or hereafter acquired by the Borrower or any Subsidiary that constitutes a "Principal Plant" under the other provisions of this definition, or

(e) any brewery, or any manufacturing, processing or packaging plant or group
of plants hereafter acquired by the Borrower or any Subsidiary from any
Person or group of related Persons in one transaction or a series of related
transactions if the aggregate purchase price (which amount shall equal the
sum of any cash or cash equivalents and the value of any other consideration
paid by the Borrower or such Subsidiary and the principal amount of any Debt
assumed by the Borrower or such Subsidiary from such Person or group of
related Persons) for such plant (and any other plants acquired by the
Borrower or any Subsidiary from such Person or group of related
Persons as
part of such transaction or series of transactions) does not exceed
$50
million.

"Provisions for Taxes" means for any period, the provision for taxes (current and deferred) that would in accordance with generally accepted accounting principles, be reflected on the consolidated statement of income of the
Borrower and its Consolidated Subsidiaries for such period.

"Rating" means a rating category (including any numerical or other modifiers) actually assigned by Standard & Poor's Rating Group or Moody's Investors
Service, Inc. and any successor thereto which is a nationally recognized rating agency, to a Person's senior unsecured nonconvertible indebtedness or, if no such rating category is at the time of determination so assigned, an implied rating category that is one rating category (including any numerical or other modifiers) higher than the rating category so assigned to such
Person's senior unsecured nonconvertible unenhanced subordinated indebtedness; provided, however, that if an actual or implied rating category is not at any time assigned by at least one such rating agency to the
Borrower's senior unsecured nonconvertible indebtedness, the Borrower will apply for a private rating from at least one such rating agency with respect to the indebtedness of the Borrower under this Agreement, and the rating category so obtained shall be used for the purposes of this definition as it relates to the Borrower's senior unsecured nonconvertible indebtedness. If no rating is assigned, the Banks and the Borrower will agree on the rating category that will be followed for pricing purposes.

"Reference Rate" for any day of a relevant Interest Period means the per annum rate of interest, as reported on such day by Bloomberg Financial
Markets as the prime rate for Bank of America National Trust and Savings
Association ("BofA"), as publicly announced from time to time by BofA as its
"reference rate." It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

 "Refunding Borrowing" means a Borrowing which, after application of the proceeds thereof, results in no net increase in the aggregate outstanding principal amount of Loans made by any Bank.

"Register" has the meaning set forth in Section 2.10.

"Regulation U" and "Regulation X" means those Regulations so designated of the Board of Governors of the Federal Reserve System, as in effect from time to time.

"Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments, or, if the Commitments have been terminated, the Banks having at least 66-2/3% of the aggregate unpaid outstanding principal amount of all Loans.

"Restricted Subsidiary" means (i) any Subsidiary which owns or operates a
Principal Plant, except any Subsidiary incorporated, or the principal place of business of which is located, outside the present fifty states of the
United States of America and the District of Columbia and (ii) any other
Subsidiary which the Board of Directors of Borrower, shall classify as a
Restricted Subsidiary until such time as the Borrower may, by further Board action, classify such Subsidiary as an Unrestricted Subsidiary, successive such classifications being permitted without restriction; provided, however, that the Borrower shall not make any such classification, if immediately after giving effect to such classification or successive classification, the
Borrower and any one or more Restricted Subsidiaries could not create, assume, guarantee or suffer to exist $1.00 of additional Debt pursuant to clause (c) of Section 6.01 hereof, with the effect that any such classification or successive classification made in violation of this proviso shall be void and such Subsidiary shall maintain its prior classification.

"SEC" means the Securities and Exchange Commission, or any successor organization.

"Subordinated Debt" means all Debt of the Borrower and its Consolidated
Subsidiaries created or otherwise incurred subsequent to the Effective Date that shall have been expressly subordinated in right of payment upon any distribution of assets of the Borrower or such Subsidiary upon any dissolution, winding up, liquidation or reorganization of the Borrower or such Subsidiary, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or such Subsidiary to the Borrower's obligations under this Agreement.

"Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

"Syndicated Borrowing" has the meaning set forth in the second
Whereas clause
to this Agreement.

"Syndicated Loan" means any Base Rate Loan or LIBOR Loan, as applicable, made by a Bank as a part of a Syndicated Borrowing pursuant to Section
2.01.

"Tangible Net Worth" of a Person means, at any date of determination, such
Person's Net Worth less Intangible Assets, on a consolidated basis.

"Termination Date" means December 12, 1998, or if such day is not a Business
Day, the next succeeding Business Day.

"Total Assets" of any Person means all property, whether real, personal, tangible, intangible or otherwise, which, in accordance with generally accepted accounting principles, would be included in determining total assets as shown on the assets portion of a consolidated balance sheet of such Person and its Consolidated Subsidiaries.

"Type" means, with respect to a Loan, a single category of Loan made under this Agreement with reference to the pricing or interest rate of such Loan, e.g. Base Rate Loan, Money Market LIBOR Loan.

"Unrestricted Subsidiary" means, at the time of any determination, any
Subsidiary of Borrower that is not a Restricted Subsidiary.

SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified or defined herein, all accounting terms used herein shall be interpreted, all accounting determinations and financial covenant determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.



ARTICLE II
THE CREDITS

SECTION 2.01. Syndicated Borrowings.

(a) The Commitments. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Base Rate Loans and LIBOR Rate Loans to the Borrower pursuant to this
Section 2.01 upon the request of the Borrower from time to time during the period from and including the Effective Date up to but excluding the
Termination Date in an aggregate principal amount not exceeding at any one time outstanding the amount of such Bank's Commitment. If a Syndicated
Borrowing is requested, Money Market Loans made by each Bank pursuant to
Section 2.03 shall not reduce such Bank's obligation to lend its prorata share of the remaining undrawn aggregate commitments. The failure of any Bank to make a Syndicated Loan shall not relieve any other Bank of its obligation to lend under this Section 2.01, but no Bank shall be responsible for any such failure by any other Bank.

(b) Limitations on Syndicated Loans. Notwithstanding anything in this
Agreement to the contrary, the aggregate principal amount outstanding under all Loans (Syndicated and Bid Loans taken together) under this Agreement at any one time shall not exceed the aggregate amount of the Commitments of all
Banks in effect at such time.

(c) Borrowing Amounts.  Each Borrowing with respect to LIBOR Rate
Loans under
this Section 2.01 shall be in an aggregate principal amount of at least
$5,000,000 and integral multiples of $1,000,000 in excess thereof
(except
that any such Borrowing may be in the aggregate amount of the unused
Commitments).  Each Borrowing with respect to a Base Rate Loan under this
Section 2.01 shall be in an aggregate principal amount of at least
$1,000,000
and integral multiples of $1,000,000 in excess thereof (except that any such
Borrowing may be in the aggregate amount of the unused Commitments). One or more different Syndicated Borrowings may be made on the same day.

(d) Revolving Credit.  Within the limits set forth in this Section
2.01, and
subject to the provisions of this Agreement, the Borrower may borrow, repay, or prepay and reborrow at any time prior to the Termination Date under this
Section 2.01.

(e) Ratable Basis. Each individual Syndicated Borrowing shall consist of
Syndicated Loans of the same Type for the same Interest Period made on the same day simultaneously by the Banks ratably in proportion to the amounts of their Commitments.


SECTION 2.02. Notice of Syndicated Borrowings.

(a) Notice to Banks. In order to effect a Syndicated Borrowing, the Borrower shall give each Bank a
Notice of Syndicated Borrowing, in writing or by telephone, prior to 12:00
Noon (New York City time) on (x) the same Business Day of each Base
Rate
Borrowing (e.g., notice on Monday, borrow on Monday), (y) three Business Days before each LIBOR Rate Borrowing (e.g., notice on Monday, borrow on Thursday), specifying:

  (i) the date of such proposed Borrowing, which shall be a Business Day,

 (ii) the aggregate principal amount of such Borrowing, and the aggregate principal amount of such Bank's share,

 (iii) the interest rate Option (Base Rate or LIBOR Rate) selected for such
Borrowing, and

 (iv) the duration of the Interest Period applicable to such Borrowing.

(b) Irrevocable; Confirmation. Once given to the Banks, a Notice of
Syndicated Borrowing is irrevocable and binding on the Borrower.
If the
Borrower gives a Notice of Syndicated Borrowing by telephone, the Borrower shall promptly confirm it by telex or facsimile copy, substantially in the form of Exhibit A attached hereto. In the event of a discrepancy between a
Bank's record of such telephone notice and the Borrower's confirmation thereof, the Bank's record shall be determinative, absent demonstrable error.


SECTION 2.03. Money Market Borrowings.

(a) The Money Market Option. In addition to Syndicated Borrowings pursuant to Section 2.01 and, subject to subsection (b) below irrespective of the amount of a Bank's or any other
Bank's Commitment, the Borrower may, as set forth in this Section
2.03,
request the Banks to make offers to make Money Market Loans to the Borrower from time to time during the period from and including the Effective Date up to but excluding the Termination Date. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers, in each case in the manner set forth in this Section.

(b) Limitation on Bid Loans. Notwithstanding anything in this Agreement to the contrary, the aggregate principal amount outstanding under all Loans
(Syndicated and Bid Loans taken together) under this Agreement at any one time shall not exceed the aggregate amount of the Commitments of all Banks in effect at such time.

(c) Money Market Quote Request.  In order to request offers to make
Money
Market Loans under this Section 2.03, Borrower shall give each Bank, in writing or by telephone, a Money Market Quote Request substantially in the form of Exhibit B hereto not later than 12:00 Noon (New York City time)
(x) five Business Days before the date of the Borrowing proposed therein, in the case of a LIBOR Auction (e.g., request on Monday, borrow on the next
Monday), or (y) one Business Day before the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (e.g., request on Monday, borrow on Tuesday), specifying:

  (i) the date of such proposed Borrowing, which shall be a Business Day,

 (ii) the aggregate amount of such proposed Borrowing, which shall be at least $5,000,000 and integral multiples of $1,000,000 in excess thereof,

 (iii) the duration of the Interest Period applicable thereto, and

 (iv) whether the Money Market Quotes requested are to set forth a Money
Market Margin or a Money Market Absolute Rate.

If the Borrower gives a Money Market Quote Request by telephone, the Borrower shall promptly confirm it by telex or facsimile copy. In the event of a discrepancy between a Bank's record of such telephone notice and the
Borrower's confirmation thereof, the Bank's record shall be determinative, absent demonstrable error.

The Borrower may request offers to make Money Market Loans for more than one
Interest Period in a single Money Market Quote Request. One or more different Money Market Borrowings may be made on the same day.

(d) Submission and Contents of Money Market Quotes.

 (i) Each Bank may, at its option, submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Money Market
Quote Request. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Borrower by telex, facsimile copy or hand delivery not later than (x) 2:00 P.M. (New York City time) four
Business Days before the proposed Borrowing, in the case of a LIBOR Auction, or (y) 11:00 A.M. (New York City time) on the same Business Day of the proposed Borrowing, in the case of an Absolute Rate Auction. Subject to
Articles III and VIII, once given to the Borrower, any Money Market Quote shall be irrevocable and binding on the quoting Bank. The failure of any
Bank to make a Money Market Loan accepted by the Borrower pursuant to this
Section 2.03 shall not relieve any other Bank of its obligation to make a
Money Market Loan accepted by the Borrower pursuant to this Section
2.03, but
no Bank shall be responsible for any such failure by any other
Bank.

 (ii) Each Money Market Quote shall be in substantially the form of Exhibit C hereto and shall in any case specify:

 (A) the proposed date of Borrowing, which shall be as specified in the Money
Market Quote Request,

 (B) the proposed Interest Period(s) for which each such offer is being made, which shall be as specified in the Money Market Quote Request,

 (C) the principal amount of the Money Market Loan for which each such offer is being made, which (x) may be equal to, more than or less than the
Commitment of the quoting Bank and may specify a minimum and maximum,
(y) must be at least $1,000,000 and (z) may not exceed the aggregate principal amount of Money Market Loans for which offers were requested,

 (D)in the case of a LIBOR Auction, the margin above or below the applicable
London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest
1/100th of 1 percent) to be added to or subtracted from such base rate,

 (E)in the case of an Absolute Rate Auction, the rate of interest per annum
(rounded to the nearest 1/100th of 1 percent), offered for each such Money
Market Loan, and

 (F) the identity of the quoting Bank.

  (iii) Any Money Market Quote shall be disregarded and be of no force and effect if it:

 (A) does not substantially comply with the provisions of subsection (d)(ii) above,

 (B) contains qualifying, conditional or similar language,

 (C)proposes terms other than or in addition to those set forth in the applicable Money Market Quote Request, or

 (D) arrives after the time set forth in subsection (d)(i).


(e) Acceptance and Notice by Borrower.

  (i) Not later than (x) 12:00 Noon (New York City time) three Business Days bfore the proposed date of Borrowing, in the case of a LIBOR Auction, or (y)
1:00 P.M. (New York City time) on the same Business Day of the proposed
Borrowing, in the case of an Absolute Rate Auction, the Borrower shall notify, in writing or by telephone, the Banks that have made offers in accordance with subsection (d) of this Section 2.03 either that (A) the auction and the proposed Money Market Borrowing is canceled for any reason or
(B) one or more of such offers contained in the applicable Money
Market
Quotes is accepted. Failure by Borrower to deliver timely notice shall be deemed to be a notice of cancellation except with the consent of any Bank the offer of which is accepted.

 (ii) In the case of acceptance of one or more of such offers, Borrower shall give notice (a "Notice of Money Market Borrowing"), in writing or by telephone, within the time period specified in clause (i) of this subsection
(e) of Section 2.03, to all Banks, in substantially the form of Exhibit D hereto, specifying:

(A) whether one or more of such Bank's offers have been accepted or rejected,

(B) if accepted, the aggregate amount of each Money Market Loan to be made by such Bank as part of such Borrowing, the applicable Interest
Period, and the
applicable Money Market Absolute Rate or Money Market Margin,

(C) the aggregate principal amount of offers of all Banks for each Interest
Period that have been accepted,

(D) the lowest, highest and the auction clearing interest rates offered to the Borrower in connection with the relevant Money Market Quote
Request,

(E) the aggregate principal amount of all Loans outstanding under the
Agreement after taking into consideration the Loans accepted in such
Borrowing,

  (iii) The Borrower may accept in whole or in part any Money
Market Quote
meeting the requirements of subsection (d); provided that:

(A) the aggregate principal amount of each Money Market Borrowing shall not exceed the aggregate amount requested by Borrower in the related
Money Market
Quote Request,

(B) the aggregate principal amount of each Money Market Loan to be made by any Bank shall be subject to any minimum or maximum specified by such Bank in its Money Market Quote,

(C) the principal amount of each Money Market Borrowing must be at least
$5,000,000 and integral multiples of $1,000,000 in excess thereof, and

(D) acceptance of offers may only be made on the basis of ascending
Money
Market Margins or Money Market Absolute Rates, as the case may be.

If the Borrower gives Notice of Money Market Borrowing by telephone, the
Borrower shall promptly confirm it by telex or facsimile copy. In the event of a discrepancy between a Bank's record of such telephone notice and the
Borrower's confirmation thereof, the Bank's record shall be determinative, absent demonstrable error.

(f) Allocation by Borrower. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of
Money Market Loans in respect of which such similar offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible (in such multiples, not greater than $100,000, as the Borrower may deem appropriate) in proportion to the principal amounts of such offers. Determinations by the
Borrower of such proportionate amounts of Money Market Loans shall be conclusive in the absence of demonstrable error.

(g) Effect on Commitment. Any Money Market Loan made by a Bank under this
Section 2.03 shall be considered usage of the facility for the purpose of fees and availability. Outstanding Money Market Loans do not affect the requirement of any bank to fund its prorata share under a Syndicated Loan.

(h) Variances. The time periods set forth in this Section 2.03 related to the conduct of any auction may be varied as the Borrower and the participating Banks may agree.

SECTION 2.04.  [THIS SECTION 2.04 IS RESERVED].

SECTION 2.05.Interest Period for Borrowings.

(a) Base Rate Borrowings. The "Interest Period" with respect to each Base
Rate Borrowing means the period
commencing on the day the Base Rate Loans are made and ending up to 180 days thereafter, as the Borrower may elect in the Notice of Syndicated
Borrowing;
provided that:

  (i) any Interest Period which would otherwise end on a day which is not a
Business Day shall be extended to the next succeeding Business Day;
and

 (ii) if the Interest Period is longer than 90 days, interest with respect thereto shall also be paid on the day falling 90 days after the commencement of the Interest Period and each successive 90 day anniversary thereof.

(b) LIBOR Rate and Money Market LIBOR Borrowings. The "Interest Period" with respect to each LIBOR Rate Borrowing and Money Market LIBOR Borrowing means the period commencing on the day the LIBOR Loans or Money Market LIBOR Loans, as the case may be, constituting such Borrowing are made and ending one, two, three or six months thereafter (or other period up to six months agreed upon by the Borrower and the Banks), as the Borrower may elect in the applicable
Notice of Borrowing; provided that:

  (i) any Interest Period which would otherwise end on a day which is not a
Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such
Interest Period shall end on the next preceding Business Day;

 (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last
Business Day of a calendar month; and

(iii) if the Interest Period is longer than three months, interest with respect thereto shall also be paid on the day ending three months after the commencement of the Interest Period and each successive three month anniversary thereof.

(c)Money Market Absolute Rate Borrowing. The "Interest Period" with respect to each Money Market Absolute Rate Borrowing means the period commencing on the day the Money Market Absolute Rate Loans constituting such Borrowing are made and ending on any day up to 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

  (i) any Interest Period which would otherwise end on a day which is not a
Business Day shall be extended to the next succeeding Business Day;
and

(ii) if the Interest Period is longer than 90 days, interest with respect thereto shall also be paid on the day falling 90 days after the commencement of the Interest Period and each successive 90 day anniversary thereof.

(d)Outside Limit. Notwithstanding any of the foregoing provisions of this
Section 2.05, no "Interest Period" applicable to any Loan shall extend beyond the Termination Date and any Interest Period which otherwise would so extend shall end on the Termination Date.

SECTION 2.06.Maturity of Loans.  Each Loan included in any
Borrowing shall
mature, and the principal amount thereof shall be due and payable, on the last day of the then current Interest Period applicable to such Borrowing.

SECTION 2.07.Interest Rate Options. The principal amount of each Loan while outstanding shall bear interest for each day from the day such Loan is made until due, payable on the last day of each Interest Period applicable thereto
(subject to the definitional provisions of Section 2.05), at a rate per annum
(based on a 360-day year and actual days elapsed, in the case of non-Base
Rate Loans, and a 365-day year (366-day year in leap years), in the case of
Base Rate Loans, in all cases counting the first day but not the last day of any Interest Period) equal to one of the following interest rates selected or accepted by the Borrower, as applicable: Base Rate, LIBOR Rate, Money Market
LIBOR Rate and Money Market Absolute Rate, in each case as described below in this Section 2.07.

(a)Base Rate Loans.  Each Base Rate Loan shall bear interest at the
Base
Rate.

The "Base Rate" applicable to any Base Rate Loan for any day during the
Interest Period applicable thereto means a rate per annum equal to the higher of (A) the Reference Rate in effect for such day or (B) the Federal Funds
Rate for such day plus 0.50%. Any change in the Base Rate due to a change in the Reference Rate shall be effective on the date specified in the public announcement of such change, and any change in the Base Rate due to a change in the Federal Funds Rate shall be effective on the effective date of such change in the Federal Funds Rate.

"Federal Funds Rate" means, on any day, the effective closing rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) for the previous
Business Day as reported by Bloomberg Financial Markets as the "federal funds rate" for such previous Business Day, or, if such rate is not so published or reported, the average of the quotations (rounded upwards, if necessary, to the next higher 1/100 of 1%) for such day (which shall be a Business Day or the next preceding Business Day) received by the Borrower from three federal funds brokers of recognized standing selected by it.

(b)LIBOR Rate.  Each LIBOR Loan shall bear interest at the LIBOR
Rate.

The "LIBOR Rate" applicable to any LIBOR Loan for any day during any Interest
Period applicable thereto means a rate per annum equal to the sum of the
Applicable Margin for such day plus the applicable Adjusted LIBOR
Rate.

The "Adjusted LIBOR Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London
Interbank
Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

The "London Interbank Offered Rate" applicable to any Interest Period with respect to a LIBOR Rate Loan or a Money Market LIBOR Loan, as the case may be, means the index rate per annum, as reported by Bloomberg Financial
Markets, at which deposits in Dollars are offered in immediately available funds to major banks in the London interbank market at approximately
11:00 A.M. (London time) two Business Days before the first day of such
Interest Period for a maturity comparable to such Interest Period.

"Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) as determined by the Borrower, which is in effect on such day, as obtained by Borrower from the Denver Branch of the Kansas City Federal
Reserve Bank, as prescribed by the Board of Governors of the Federal Reserve
System (or any successor) for determining the maximum reserve requirement
(including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (as defined in Regulation D promulgated by the Board of Governors from time to time). The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

(c)Money Market LIBOR Rate. Each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable
London Interbank Offered Rate for such Interest Period plus (or minus) the
Money Market Margin quoted by the Bank making such Loan as a part of the applicable Bid Borrowing in accordance with Section 2.03(d)(ii)(D) (the
"Money Market LIBOR Rate" for such Loan).

(d) Money Market Absolute Rate.  Each Money Market Absolute Rate
Loan shall
bear interest on the outstanding principal amount thereof, for the Interest
Period applicable thereto, at a rate per annum equal to the Absolute Rate quoted by the Bank making such Loan as a part of the applicable Bid Borrowing in accordance with Section 2.03(d)(ii)(E) (the "Money Market
Absolute Rate"
for such Loan).

(e) Determination of Interest Rates. The Borrower shall determine each interest rate with respect to which it has responsibility to make such determination pursuant to and in accordance with Schedule 3 to this Agreement which is incorporated in this Agreement by this reference. The Borrower shall give prompt notice to the participating Banks by telex, facsimile or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of demonstrable error.


SECTION 2.08.Interest Rate Unavailable.

(a) LIBOR Unavailable. If, on any date on which an interest rate based on
LIBOR would otherwise be set, (i) the
Borrower shall determine in accordance with Schedule 3 hereto that adequate and reasonable means do not exist for ascertaining the interest rate based on
LIBOR, with respect to any Interest Period, including, without limitation, the inability or failure of the Borrower to obtain sufficient information with respect to rates from the applicable source as contemplated by this
Agreement and Schedule 3, or (ii) Majority Banks shall have notified the
Borrower that the Adjusted LIBOR Rate, as determined by the Borrower, will not adequately and fairly reflect the cost to Majority Banks of funding a proposed Loan for such Interest Period, the Borrower shall forthwith give notice thereof to the Banks, whereupon until the Majority Banks notify the
Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make LIBOR Rate Loans, shall be suspended. Each Bank shall from time to time upon request of the Borrower provide in good faith to Borrower information with respect to such Bank concerning the status of circumstances giving rise to any such suspension.
Unless the Borrower notifies the Banks at least one Business Day before the date of any proposed Borrowing affected by the circumstances described in this subsection (a) for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing and the Banks shall make such Base Rate
Loans.

(b) Federal Funds Rate Unavailable. If, on any date on which a Base Rate would otherwise be set, the Borrower shall have determined in accordance with the terms of Schedule 3 hereto that it is unable to ascertain the Federal
Funds Rate for any reason, including, without limitation, the inability or failure of the Borrower to obtain sufficient bids or publications contemplated by this Agreement and Schedule 3, the Borrower shall forthwith give notice thereof to the Banks, whereupon until the Borrower shall notify the Banks that the circumstances giving rise to such inability no longer exist, the Base Rate shall be the Reference Rate.

SECTION 2.09. Default Rate. Any sum of principal, interest, fees, or other amounts payable by Borrower under any Loan or otherwise hereunder if not paid when due (whether before or after acceleration) shall bear interest (payable on demand) from its due date until payment in full (computed daily on the basis of a 360 day year and actual days elapsed) of a rate per annum equal to
2% above the Reference Rate, reset daily.

SECTION 2.10.Evidence of Loans/Borrowings.

(a) Loan Account; Note. Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Bank resulting from each
Loan owing to such Bank from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder. The
Borrower shall execute and deliver to each Bank a promissory note substantially in the form of Exhibit E attached hereto.

(b) Register. The Borrower shall maintain at its address referred to in
Section 10.01 a register for the recordation of the names and addresses of the Banks (including any assignees which have become Banks pursuant to an
Assignment and Acceptance pursuant to Section 10.08) and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the
"Register"). The Register shall evidence the indebtedness of the Borrower under this Agreement by individual Bank and in the aggregate and include a record of the dates and amounts of each Borrowing, the Type of Loans and the
Interest Period applicable thereto, and the amounts of principal or interest payable, paid or prepaid in connection therewith. The entries in the
Register shall be conclusive and binding for all purposes, absent demonstrable error, and the Borrower and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by any
Bank at any reasonable time and from time to time upon reasonable prior notice.


SECTION 2.11. Failure to Give Notice, Automatic Conversion. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower fails to repay such
Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing.
The Syndicated Loans comprising such new Syndicated Borrowing shall be Base
Rate Loans and the Interest Period for such Borrowing shall be 30 days.

SECTION 2.12. Prepayments. The Borrower may prepay any Base Rate Loan in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Borrowing. Except as provided in the foregoing of this Section 2.12, and, subject to Section 2.13, except as provided in Section 9.02 and 9.03 of this Agreement, Borrower may not prepay all or any portion of the principal amount of any Loan (Syndicated and Bid) prior to the maturity thereof.

SECTION 2.13. Funding Losses. If for any reason the Borrower makes any payment of principal with respect to any non-Base Rate Loan under this
Agreement on any day prior to the last day of the Interest Period applicable thereto, or if for any reason the Borrower fails to borrow any such Loan after notice has been given to any Bank in accordance with this Agreement, the Borrower shall reimburse each Bank within 15 days of demand for any resulting loss or expense incurred by it including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the
Borrower a certificate as to the amount of such loss or expense in reasonable detail, which certificate shall be conclusive in the absence of demonstrable error.

SECTION 2.14. General Rules as to Payments. The Borrower shall make each payment of principal, interest, fees and otherwise to be made under this
Agreement not later than 12:00 Noon (New York City time) on the date when due to the Banks (or their applicable Lending Office) at their respective and appropriate addresses listed in Schedule 1. All payments shall be made in
Dollars in immediately available funds. Each payment shall be made only on a
Business Day. If the day on which a payment shall be due is not a Business
Day, the date for payment thereof shall be extended to the next succeeding
Business Day (unless, in the case of LIBOR Rate or Money Market LIBOR, otherwise expressly provided herein). If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

SECTION 2.15. Funding of Loans.

(a) Disbursements. Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (b) of this
Section) make available its share of such Borrowing, in immediately available funds, to the Borrower at the Borrower's account designated on the signature page hereto, or such other account as may be designated by Borrower by notice to the Banks.

(b) Net Payments. If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such
Bank, such Bank shall automatically apply the proceeds of its new Loan against principal amount due to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Borrower as provided in subsection (a), or remitted by the Borrower to the Bank as provided in
Section 2.14, as the case may be.

SECTION 2.16. Fees.

(a) Commitment Fees. Borrower shall pay to each Bank, as consideration for such Bank's Commitment hereunder, a commitment fee ("Commitment Fee") equal to the rate per annum (based on actual days elapsed and a 360 day year) set forth in the right-hand column below on the daily average of the Bank's prorata share of the unused Commitments of all Banks [as such unused
Commitments may be adjusted pursuant to subsection (d) of this section 2.16
below] for each day (from and including the Effective Date but excluding the
Termination Date) based on the Rating (which shall be the higher Rating in the event of a split rating) in effect on each day as set forth in the left-hand column below.

Rating                       Rate Per Annum
A Minus or A3 or Higher      7.5 basis points
BBB+ or Baa1                 10 basis points
BBB or Baa2                  12.5 basis points
BBB- or Baa3                 15 basis points
Lower than BBB- or Baa3      20 basis points

 (b) Facility Fees. Borrower shall pay to each Bank ratably in proportion to its Commitment, a facility fee ("Facility Fee") equal to 1/20 of 1% per annum
(based on actual days elapsed and a 360 day year) on the daily average of the aggregate amount of the Commitments, regardless of utilization thereof, and regardless of the Rating, for each day (from and including the Effective Date but excluding the Termination Date)

(c) Payment of Fees. Accrued Commitment Fees and Facility Fees under this
Section 2.16 shall be payable quarterly in arrears on each March
31, June 30,
September 30 and December 31 of each year during the term of this Agreement, and on the Termination Date or, if earlier, the date of termination of the
Commitments in their entirety. Payment of all such Commitment Fees and
Facility Fees shall be made by check mailed on the first Business Day following the aforesaid dates.

(d) Bid Loans. Any Bid Loans made by a Bank under this Agreement up to the full amount of the total Commitments shall be considered usage of the facility for purposes of calculating the Commitment Fees due under subsection
(a) of this Section 2.16. Outstanding Bid Loans made by any Bank shall reduce the unused Commitments of all banks on a prorata basis under this
Agreement for purposes of calculating the Commitment fees under subsection
(a) of this Section 2.16.

SECTION 2.17. Optional Reduction of Commitments. The Borrower from time to time, upon at least three Business Days' notice to the Banks, may irrevocably reduce ratably among the Banks the unused portion (without regard to outstanding Bid Loans) of the aggregate Commitments; provided that
(i) such
reduction shall be by an aggregate amount of at least $5,000,000, and integral multiples in excess thereof of $1,000,000 (except a reduction may be in the amount of the aggregate unused Commitments), and (ii) the aggregate
Commitments shall not be reduced to an amount less than the aggregate principal amount of all Loans then outstanding. In the event the Commitments are reduced to zero, this Agreement shall terminate and any Facility Fees and
Commitment Fees then accrued shall become immediately payable.


ARTICLE III
CONDITIONS

SECTION 3.01. Conditions to Effectiveness. This Agreement will become effective on the date (the "Effective Date") when all of the following have occurred:


(a) Counterparts. Counterparts of this Agreement shall have been executed and delivered to the Banks by the Borrower and counterparts of this Agreement shall have been executed and delivered by each Bank to the Borrower and the other Banks.

(b) Legal Opinion. An opinion of counsel for the Borrower (which counsel may be an employee of the Borrower), reasonably acceptable to the Required Banks, dated the Effective Date and substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request shall have been delivered to each Bank. In rendering its opinion, such counsel may rely, to the extent such counsel deems reliance proper, on the opinions of other counsel as to certain matters, all as reasonably acceptable to the
Required Banks.

(c) Officer Certificates. A Certificate, dated the Effective Date, signed by an Authorized Officer, to the effect set forth in clause (d) of
Section 3.02
and to the further effect that no Default or Event of Default shall have occurred and be continuing shall have been delivered by the Borrower to each
Bank.

(d) Other Documents. All documents which the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, incumbency of officers and such persons who are authorized to execute Notices of Borrowing and like instruments hereunder and any other relevant matters, all in form and substance reasonably satisfactory to the Required Banks shall have been delivered to the Banks.

(e) Notes. A promissory note substantially in the form of Exhibit E with appropriate insertions shall have been executed by the Borrower and delivered to each of the Banks.

 SECTION 3.02.  Conditions to Borrowings.  The obligation of each
Bank to
make any Loan (Syndicated and Bid) on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

(a) Notice of Borrowing. The Banks shall have received (or be deemed to have received) the applicable Notice of Borrowing as required by Article II.

 (b) Loan Limit. Immediately after such Borrowing, the aggregate outstanding principal amount of the Loans shall not exceed the aggregate amount of the
Commitments.

 (c) No Default.  Immediately after such Borrowing, no Default or
Event of
Default shall have occurred and be continuing.

 (d) Representations and Warranties. On the date of such Borrowing, (i) in the case of any Borrowing other than a Refunding Borrowing, the representations and warranties of the Borrower contained in Article IV of the
Agreement shall be true and correct in all material respects on and as of the date of such Borrowing, and (ii) in the case of any Refunding Borrowing, the representations and warranties contained in Article IV of this Agreement
(excluding Section 4.05 and Section 4.06, as to which no representation and warranty is then required to be made) shall be true and correct in all material respects on and as of the date of such Refunding Borrowing.

Each Borrowing (or Refunding Borrowing, as applicable) hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (b), (c) and
(d) of this
Section as if Borrower had delivered a certificate to the Banks affirming such facts.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants severally to the Banks that:

SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

SECTION 4.02. Corporate and Governmental  Authorization; No
Contravention.
The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority, and do not contravene, or constitute a default under, any provision of applicable Law or of the articles of incorporation or by-laws of the Borrower or of any material term of any material agreement or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

SECTION 4.03. Binding Effect. This Agreement has been duly executed and delivered by the Borrower and constitutes the valid and binding agreement and obligations of the Borrower, enforceable in accordance with their terms subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors rights generally, and to general principles of equity (whether considered in a court of law or in equity).

SECTION 4.04. Financial Information. The consolidated financial statements of Borrower for the year ended December 26, 1993, and the quarters ended
March 20, 1994, June 12, 1994, and October 2, 1994, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position and results of operations of the Borrower and its
Consolidated Subsidiaries as of such dates.

SECTION 4.05. No Material Adverse Change.  Except as disclosed on
Schedule
4.05 hereto, since October 2, 1994, there has been no material adverse change in the business, operations or financial position of the Borrower and its
Consolidated Subsidiaries, considered as a whole.

SECTION 4.06. Litigation. Except as disclosed on Schedule 4.06 hereto, there is no action, suit or proceeding pending, or to the knowledge of the
Borrower, threatened against or affecting the Borrower or any of its
Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable probability of an adverse decision that would materially adversely affect the business, operations or financial position of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of this
Agreement or the Borrower's obligations hereunder.

SECTION 4.07. Compliance with ERISA. Borrower and each ERISA Affiliate have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any material liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007
of ERISA.

SECTION 4.08. Compliance with Laws. Neither the Borrower nor any of its
Subsidiaries is in violation of any applicable Law (including, but not limited to, Environmental Laws, ERISA and the Code) except where failure to so comply would not have a reasonable probability of having a material adverse effect on the business, operations or financial position of the
Borrower and its Consolidated Subsidiaries, considered as a whole.

SECTION 4.09. Taxes. The Borrower and its Subsidiaries have filed all United
States federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any
Subsidiary, other than taxes contested in good faith by the Borrower or such
Subsidiary or for which adequate reserves have been set aside in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

SECTION 4.10. Subsidiaries. Each of the Borrower's Restricted Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the business, operations or financial position of the Borrower and its Consolidated Subsidiaries, considered as a whole.

SECTION 4.11. Not an Investment Company.  The Borrower is not an
"investment
company" within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4.12. No Margin Stock. No part of the proceeds of any Loan will be used for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U or X promulgated by the Board of Governors of the
Federal Reserve System.

SECTION 4.13. Full Disclosure. There is no fact which the Borrower has not disclosed in writing to the Banks on or prior to the Effective Date which has, or as far as the Borrower can now reasonably foresee will have, a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement or to pay the principal or the interest on any Loan or any fees or other amounts due hereunder.

SECTION 4.14. Excluded Principal Plants. Schedule 2, as it may be amended from time to time after the Effective Date by the Borrower by the execution and delivery of such amended Schedule or a certificate pursuant to
Section 5.01(g) to the Banks, contains a complete and accurate list of the plants owned by the Borrower or any Subsidiary excluded from the definition of "Principal Plant" pursuant to the terms of such definition.

ARTICLE V
GENERAL COVENANTS

The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under this
Agreement remains unpaid, unless and to the extent the Required
Banks waive
compliance in writing:


SECTION 5.01. Information.

(a) SEC Reports. The Borrower will deliver to each Bank within 15 days of the filing thereof with the SEC or delivery thereof to its shareholders, a copy of the annual and quarterly reports and other filings (excluding exhibits) made by the Borrower with the
SEC under the Exchange Act or delivered to its shareholders, or if Borrower in the future becomes exempt from the reporting requirements of such Act, copies of the financial statements as provided in paragraph (b) of this
Section 5.01.

(b) Financial Statements. If and when Borrower is no longer subject to the reporting requirements under the Exchange Act, Borrower will deliver to each
Bank (i) within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated financial statements of the Borrower and its
Consolidated Subsidiaries as of the end of such fiscal year, together with an opinion thereon by Price Waterhouse or other independent public accountants of nationally recognized standing; and (ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, the unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and that portion of the fiscal year ending with such quarter, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by an Authorized Officer.

(c) Compliance Certificates. Quarterly, simultaneously with the delivery of each set of quarterly financial statements referred to in clause
(a) or (b)
above, Borrower will deliver to the Banks a certificate of an Authorized
Officer stating, to the best of such Authorized Officer's knowledge,
(i) whether the Borrower was in compliance with the Financial Covenants contained in Article VII as of the date of such financial statements, and setting forth in reasonable detail the calculations required to establish the
Borrower's compliance with such Covenants; and (ii) whether any Default or
Event of Default has occurred and is continuing on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

(d) Other Reports. Promptly upon their becoming available to the Borrower, the Borrower will deliver to the Banks (except to the extent already covered by subsection (a) of this Section 5.01) a copy of (i) all regular or special reports or effective registration statements (excluding registration statements on Form S-8 or any substitute form adopted by the SEC) which the
Borrower or its Subsidiaries shall file with the SEC and (ii) all reports, proxy statements, financial statements and other information distributed by the Borrower to its shareholders generally.

(e) Notice of Default. No later than three Business Days after becoming aware thereof, Borrower will deliver to the Bank a certificate of an
Authorized Officer as to the occurrence of any Default or Event of Default setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

(f) Principal Plant Report. Promptly after any determination by the Board of
Directors of Borrower of any exclusion of a plant from the definition of
Principal Plant, Borrower will deliver a certificate of an Authorized Officer to the Banks setting forth such determination, which certificate shall constitute an amendment to Schedule 2 hereof.

(g) Other Information. From time to time Borrower shall provide any Bank such additional information regarding the financial position of the Borrower and its Subsidiaries or matters related to verifying Borrower's compliance with this Agreement as any Bank may reasonably request.

SECTION 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, as and when due, all their material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings or for which adequate reserves have been set aside in accordance with generally accepted accounting principles or as to which a bona fide dispute may exist, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, adequate reserves for the accrual of any of the same.

SECTION 5.03. Maintenance of Property. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its properties and assets in normal working order and condition and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, ordinary wear and tear and obsolescence excepted, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 5.03 shall prevent the Borrower or one of its
Subsidiaries from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Borrower or such
Subsidiary, desirable in the conduct of its business and not disadvantageous in any material respect to the Banks.

SECTION 5.04. Insurance. The Borrower shall, and shall cause each of its
Subsidiaries to, maintain with financially sound and reputable insurers such insurance as may be required by law and such other insurance (including self-insurance) to such extent and against such hazards and liabilities as
Borrower determines to be reasonably prudent.

SECTION 5.05. Conduct of Business and Maintenance of Existence. Except as otherwise permitted in Section 6.03, to the extent necessary or desirable in the normal conduct of the business of the Borrower and each Subsidiary, the
Borrower will preserve, renew and keep in full force and effect and will cause each Subsidiary to preserve, renew and keep in full force and effect, their corporate existences, rights, privileges and franchises.

SECTION 5.06. Compliance with Laws. The Borrower will comply, and will cause each Subsidiary to comply, with all applicable Laws (including, without limitation, ERISA and Environmental Laws) except where the failure to comply would not have a reasonable probability of having a material adverse effect on the business, operations or financial position of the Borrower and its
Consolidated Subsidiaries, considered as a whole.

SECTION 5.07. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such
Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (with representatives of the Borrower present in any discussions with such accountants), all at such reasonable times and as often as may reasonably be desired.

SECTION 5.08. Use of Proceeds. The proceeds of the Loans made under this
Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any
"margin stock" within the meaning of Regulation U or X.

SECTION 5.09. Environmental Matters. Except where the failure to do so would not have a reasonable probability of having a material adverse effect on the business, operations or financial position of Borrower and its Consolidated
Subsidiaries, considered as a whole, the Borrower will (a) employ, and cause each of its Subsidiaries to employ, appropriate technology and compliance procedures to maintain compliance with any applicable Environmental Laws,
(b) obtain and maintain, and cause each of its Subsidiaries to obtain and maintain, all material permits required by applicable Environmental Laws in connection with its or its Subsidiaries' operations, and (c) dispose of, and cause each of its Subsidiaries to dispose of, any and all substances reasonably known by Borrower to be hazardous or toxic substances only at facilities and with carriers reasonably believed to possess valid permits under applicable Environmental Laws.


ARTICLE VI
NEGATIVE COVENANTS

Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under this Agreement remains unpaid, unless and to the extent the Required Banks waive compliance in writing:

SECTION 6.01. Limitations on Liens.

(a) Principal Plants. The Borrower will not create, assume, guarantee or otherwise become liable with respect to (collectively, "incur"), and will not cause, suffer or permit any
Restricted Subsidiary to incur, any Debt secured by a Lien on any Principal
Plant, or on any capital stock of any Restricted Subsidiary, without making effective provisions whereby the Commitments shall be equally and ratably secured thereby, provided that the foregoing shall not apply to:

  (i) purchase money pledges of, or purchase money mortgages or liens on, property acquired (including through merger or consolidation) after the date of execution of this Agreement, so long as such pledges, mortgages and liens shall attach only to the assets so acquired and improvements thereon,

  (ii) Liens existing at the time of acquisition (including through merger or consolidation) on property acquired after the date of execution of this
Agreement, so long as such Liens (A) were not created or incurred in connection with or in contemplation of such acquisition and (B) shall attach only to the assets so acquired and improvements thereon,

 (iii) Liens existing on property of a Subsidiary at the time it becomes a
Restricted Subsidiary, so long as such Liens were not created or incurred in connection with or in contemplation of such Subsidiary becoming a Restricted
Subsidiary,

 (iv) Liens to secure all or any part of the cost of development or construction of any property or assets or improvements thereon and which shall be released or satisfied within 120 days after completion of such development or construction,

 (v) Liens required in connection with the acquisition, construction or development of additions or extensions to Principal Plants which shall be financed by obligations described in Section 103(b)(4)-(7) of the Code or by obligations entitled to substantially similar tax benefits under other legislation or regulations in effect from time to time,

 (vi) Liens securing Debt owing to the Borrower or a Restricted
Subsidiary by
a Restricted Subsidiary,

 (vii) Liens existing as of the Effective Date.

 (viii) extensions, renewals or replacements of pledges, mortgages or liens referred to in clauses (i) to (vii), inclusive, above, and any subsequent refinancings of such extensions, renewals or replacements pursuant to this clause (viii), provided that the amount of Debt secured by such extension, renewal, replacement or subsequent refinancing shall not exceed the principal amount of Debt being extended, renewed, replaced or subsequently refinanced, nor shall the pledge, mortgage or lien be extended to any additional
Principal Plant or capital stock of any Restricted Subsidiary,

 (ix) as permitted by subsection (b) of this Section,

 (x) as permitted by subsection (c) of this Section, or

 (xi) Liens arising by operation of law or in the ordinary course of business of the Borrower or a Restricted Subsidiary which do not secure Debt and do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business.

(b) After Acquired Property. If the Borrower or any Restricted Subsidiary shall at any time enter into a merger or consolidation with another Person or purchase all or substantially all of the assets of another Person, or if the
Borrower shall sell all or substantially all of its assets to another Person and if such other Person has outstanding indebtedness secured by a mortgage or other lien which, by reason of an after-acquired property clause or similar provision therein contained, would extend, after such merger, consolidation, sale or purchase, to any Principal Plant owned by the Borrower or such Restricted Subsidiary immediately prior to such merger, consolidation, sale or purchase, the Borrower or such Restricted Subsidiary, as the case may be, shall in such event be deemed to have created a mortgage or lien, within the prohibition of subsection (a) of this Section 6.01, unless (i) such merger or consolidation involving a Restricted Subsidiary shall constitute a disposition by the Borrower of its interest in the
Restricted Subsidiary and is otherwise in compliance with this Agreement, or
(ii) either (A) at or prior to the effective date of such merger, consolidation, sale or purchase, such mortgage or lien shall have been released of record or otherwise satisfied to the extent it would extend to such Principal Plant or (B) prior to such merger, consolidation, sale or purchase, the Borrower or such Restricted Subsidiary, as the case may be, shall have created, as security for the Commitments, a valid lien which, upon completion of said merger, consolidation, sale or purchase, will rank equally with or prior to the lien of such mortgage or other lien of such other Person on such Principal Plant.

(c) Permitted Debt. Notwithstanding the foregoing provisions of this
Section 6.01, the Borrower and any one or more Restricted Subsidiaries may incur any Debt otherwise subject to the foregoing restrictions and in addition to that permitted by subsection (a) or (b) of this Section (other than pursuant to clause (x) of said subsection (a)), if, at the time of such incurrence and after giving effect thereto, the aggregate amount of Debt secured by pledges, mortgages or liens incurred pursuant to this subsection
(c) which shall be outstanding at the time, when added to the aggregate amount of Debt incurred as permitted by Section 6.02(b) which shall be outstanding at the time and the aggregate amount of Debt incurred as permitted by Section 6.04 which shall be outstanding at the time (computed without duplication of amounts), does not exceed 10 percent of Net Tangible
Assets and may renew, extend or replace such Debt subject to the proviso in clause (viii) of subsection (a) of this Section 6.01.

SECTION 6.02. Limitation on Debt of Restricted  Subsidiaries.

(a) Debt Limits.  The Borrower will not permit any Restricted
Subsidiary to
create, assume, incur or otherwise become liable with respect to (collectively, "incur") any Debt, other than:

 (i) Debt secured by a mortgage, pledge or lien which is permitted to such
Restricted Subsidiary under the provisions of Section 6.01,

 (ii) Debt owed to the Borrower or any other  Restricted
Subsidiary,

 (iii) Debt of a Person existing at the time it becomes a Restricted
Subsidiary (unless such Person becomes a Restricted Subsidiary by virtue of
(A) the classification or successive classification of such Person as a
Restricted Subsidiary by the Board of Directors of Borrower or (B) the transfer of a Principal Plant to such Person by the Borrower or a Restricted
Subsidiary), which Debt was not incurred in connection with or contemplation of becoming a Restricted Subsidiary,

 (iv) Debt created in connection with, or with a view to, compliance by such
Restricted Subsidiary with the requirements of any program, law, statute or regulation of any federal, state or local governmental authority, which is applicable to such Restricted Subsidiary and which provides material financial or tax benefits to such Restricted Subsidiary which are not available to the Borrower or are available to the Borrower only on terms which the Borrower's Board of Directors determines are not as favorable as those available to the Restricted Subsidiary,

 (v) guarantees existing at the Effective Date of this Agreement,

 (vi) guarantees and co-obligations of Debt with respect to which the
Borrower is directly liable, and

 (vii) extensions, renewals or replacements of any Debt referred to in clauses (i) to (vi), inclusive, above, and any subsequent refinancings of such extension, renewals or replacements pursuant to this clause
(vii),
provided that the amount of Debt secured by such extension, renewal, replacement or subsequent refinancing shall not exceed the principal amount of Debt being extended, renewed, replaced or subsequently refinanced.

(b) Permitted Debt.  Notwithstanding the provisions of subsection
(a) of this
Section 6.02, the Borrower may permit any Restricted Subsidiary to incur Debt which would otherwise be prohibited by such provisions, if, at the time of such incurrence and after giving effect thereto, the aggregate amount of such
Debt incurred pursuant to this subsection (b) which shall be outstanding at the time, when added to the aggregate amount of Debt incurred as permitted by
Section 6.01(c) which shall be outstanding at the time and the aggregate amount of Debt incurred as permitted by Section 6.04 which shall be outstanding at the time (computed without duplication of amounts), does not exceed 10 percent of Net Tangible Assets and may permit such Restricted
Subsidiary to renew, extend or replace any such Debt subject to the proviso in clause (vii) of subsection (a) of this Section 6.02.

SECTION 6.03. Consolidations, Mergers and Sales of Assets. Borrower will not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of related transactions) all or substantially all of its assets to, any Person, or permit any of its
Restricted Subsidiaries to do so, except that (x) if no Default or Event of
Default shall occur and be continuing immediately after giving effect to such transaction and (y) Borrower has delivered to the Banks a certificate of an
Authorized Officer and an opinion of counsel to Borrower (which counsel may be an employee of the Borrower) reasonably satisfactory to the Required
Banks, each stating that such transaction complies with this
Section 6.03 and
that all conditions precedent to such transaction have been complied with:

 (i) any Restricted Subsidiary of Borrower may merge or consolidate with or into, or dispose of assets as described above to, Borrower or any other
Restricted Subsidiary,

 (ii) Borrower may merge or consolidate with or into any Person, including a
Subsidiary, provided that Borrower is the survivor, and

 (iii) any Restricted Subsidiary may merge or consolidate with any Person
(other than the Borrower or any other Restricted Subsidiary), provided that the Restricted Subsidiary is the survivor.

Notwithstanding the foregoing or any other provision of this Agreement to the contrary, and subject to the condition that immediately after giving effect to such transaction, no Default or Event of Default shall occur and be continuing, Borrower may declare and pay dividends or other distributions in respect of its capital stock.

SECTION 6.04. Other Loan Agreements. So long as any Bank has any Commitment hereunder, except in connection with the contemporaneous refinancing of all outstanding Loans hereunder and the termination of all Commitments hereunder,
Borrower will not enter into any other credit agreement containing terms covered by Articles V, VI, VII and VIII of this Agreement more restrictive on
Borrower in any material respect under such credit agreement than the terms of such Articles under this Agreement are on the Borrower; provided that, the restriction contained in this Section 6.04 shall not apply (a) to restrict the issuance of senior debt securities of the Borrower pursuant to the Indenture dated as of March 15, 1990 (as amended and supplemented from time to time), between the Borrower and the trustee named therein,
(b) to
restrict the incurrence of Debt by the Borrower under existing uncommitted lines of credit between Borrower and any of the Banks (and any continuations thereof) in accordance with their terms or under like credit arrangements with the Banks or other financial institutions or (c) to restrict the
Borrower from entering into other credit agreements (or incurring Debt thereunder) otherwise subject to the foregoing restriction contained in this
Section 6.04 under which the aggregate outstanding principal amount of Debt incurred under such agreements, at the time of such incurrence and after giving effect thereto, when added to the aggregate amounts of Debt permitted to be outstanding under Section 6.01(c) and 6.02(b), does not exceed 10 percent of Net Tangible Assets, and Borrower may renew, extend or replace any such Debt under such other credit agreements and subsequently refinance the same, provided that the amount of Debt so renewed, extended or replaced or subsequently refinanced thereof shall not exceed the principal amount of Debt being renewed, extended, replaced or subsequently refinanced.

ARTICLE VII
FINANCIAL COVENANTS

The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under this Agreement remains unpaid, unless and to the extent the Required Banks waive compliance in writing:

SECTION 7.01. Minimum Tangible Net Worth.  Borrower will have a
Tangible Net
Worth equal to or more than $550,000,000 plus 50% of positive Net Income for each quarter in which Borrower reports such positive Net Income, plus two-thirds of any New Equity Issuance ("Minimum Tangible Net Worth"). Net Income shall be calculated on a cumulative basis commencing with the first day of the fiscal quarter beginning December 26, 1994 and ending on the date which is the last day of the fiscal quarter of Borrower most recently ended.

SECTION 7.02. Debt to Capitalization. Borrower will have Adjusted Debt equal to or less than 45 percent of Capitalization, and Adjusted Debt including
Subordinated Debt equal to or less than 50 percent of Capitalization including Subordinated Debt, measured at the end of each fiscal quarter of
Borrower (including the fourth quarter), as reported on Borrower's consolidated financial statements for such quarter.

ARTICLE VIII
DEFAULTS AND EVENTS OF TERMINATION

SECTION 8.01. Events of Default. An "Event of Default" shall mean the occurrence of one or more of the following events or conditions (whatever the reason and whether voluntary, involuntary or by operation of law) and continuance thereof at a time when any Bank has any Commitment hereunder or any amount payable under this Agreement remains unpaid, unless and to the extent, subject to Section 10.06, the Required Banks waive the same in writing:

(a) Principal. Borrower shall fail to pay when due any principal of any Loan under this Agreement.

 (b) Interest. Borrower shall fail to pay when due any interest on any Loan, any fee or any other amount (other than principal) payable hereunder and such failure shall have continued for five Business Days.

(c) Covenant Default.  Borrower shall fail to observe or perform
(i) any
financial covenant contained in Article VII of this Agreement as of the applicable dates of determination of such covenants or (ii) any other covenant or agreement contained in this Agreement and such failure shall have continued for 30 days after written notice thereof has been given to the
Borrower by any Bank.

(d) Representations and Warranties. Any representation or warranty made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered as required by this Agreement shall prove to have been incorrect in any material respect when made (or deemed made).

(e) Monetary Default. Borrower or any Subsidiary shall fail to make any payment in respect to any Debt (other than (i) Debt the aggregate principal amount of which does not exceed $20,000,000 and (ii) the Loans) when due
(including any applicable grace period).

(f) ERISA Default. Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA or Section
412(n)(1) of the
Code and shall have failed to obtain a waiver pursuant to Section
303 of
ERISA and Section 412(d) of the Code with respect to such failure.

(g) Change in Control. A Change in Control shall occur with respect to the
Borrower.

(h) Judgments. One or more judgments or orders for the payment of money in excess of $20,000,000 on a claim or claims not covered by insurance shall be rendered against the Borrower or any Subsidiary, and such judgments or orders shall have continued unsatisfied and in effect without being vacated, discharged, dismissed or stayed for 45 consecutive days after such judgments or orders shall have become final and nonappealable.

(i) Voluntary Bankruptcy. Borrower or any Restricted Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

(j) Involuntary Bankruptcy. An involuntary case or other proceeding shall be commenced against the Borrower or any Restricted Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or an order granting any such relief or making any such appointment shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect and the continuance of such order unstayed and in effect for a period of 30 consecutive days.

SECTION 8.02. Consequence of Event of Default.  If there exists any
Event of
Default specified in subsections (a) through (h) of Section 8.01, then the
Required Banks may, by notice to the Borrower, (i) terminate the Commitments and they shall thereupon terminate, and (ii) declare the principal amount outstanding under all Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that, if there exists any Event of
Default specified in clause (i) or (j), then without any notice to the
Borrower or any other act by the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

SECTION 8.03. Notice of Default. Each Bank shall give notice to the other
Banks promptly upon giving notice to Borrower under Section
8.01(c)(ii).

ARTICLE IX
CHANGE IN CIRCUMSTANCES

SECTION 9.01. [This section 9.01 is reserved].

SECTION 9.02. Illegality. If, after the Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund one or more of its non-Base Rate Loans and such Bank shall so notify the other
Banks and the Borrower, whereupon until such Bank notifies the Borrower and the other Banks that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank (but no other Bank) to make such
Loans shall be suspended. Before giving any notice pursuant to this Section, such Bank shall designate a different Lending Office or take other action if such designation or action will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such
Bank. If such Bank shall determine pursuant to this Section 9.02 that it may not lawfully continue to maintain and fund any of its outstanding non-Base
Rate Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Loan, together with accrued interest thereon and the Borrower shall pay in full any amounts required pursuant to Section 2.13 hereof. Concurrently with prepaying each such Loan, the Borrower at its option shall borrow a Loan of any Type not affected by the suspension in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Loans constituting the applicable
Borrowing of the other Banks), and such Bank shall make such Loan. As of the Effective Date each Bank confirms that it has no knowledge of any event that would cause this Section to apply. After the Effective Date, each Bank will promptly notify the Borrower of any event of which it has knowledge that would cause this Section to apply. After a Bank gives notice as provided herein to suspend such Bank's obligations to make the affected Loans, until contrary notice is given by such Bank as provided herein, all Loans that would otherwise be made by such Bank but for the suspension shall be made at the Borrower's option as Loans of any Type not affected by the suspension (on which principal and interest shall be payable contemporaneously with the related
Loans constituting the applicable Borrowing of the other Banks).

SECTION 9.03.  Increased Cost.

(a) Change in Law. If, after the Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency of the United States (or political subdivision thereof) charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) reflecting any of the foregoing of any such authority, central bank or comparable agency:

 (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to the Bank's participation in this Agreement or shall change the basis of taxation of payments to any Bank (or its Lending
Office) of the principal of or interest on its Loans or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending
Office is located),

 (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) any requirement described in Section 9.04, and (B) any requirement included in any applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office), or

 (iii) shall impose on any Bank (or its Lending Office) or on the relevant market for such Bank's Loans, any other condition directly affecting such
Loans or its obligation to make such Loans, and the result of any of the foregoing is to increase the cost to such Bank
(or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received, receivable, or retained by such Bank (or its
Lending Office) under this Agreement by an amount deemed by such Bank to be material, then within 15 days after demand by such Bank accompanied by the certificate referred to in subsection (b) of this Section, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such
Bank for such increased cost or reduction, provided such compensatory amounts relate to such increased costs or such reductions incurred by the Bank no more than 90 days prior to such demand or relate to a retroactive increased cost or reduction imposed on the Bank no more than 90 days prior to such demand.

(b) Certificate.  As of the Effective Date, each Bank confirms that it has no
knowledge of any event that would entitle such Bank to compensation pursuant
to this Section.    After the Effective Date, each Bank will
promptly notify
the Borrower of any event of which it has knowledge which would entitle such
Bank to compensation pursuant to this Section and will designate a different
Lending Office or take other action if such designation or action would avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank.
A
certificate of any Bank claiming compensation under this Section setting forth the additional amount or amounts to be paid to it hereunder and the method of calculation in reasonable detail shall be conclusive in the absence of demonstrable error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

(c) Substitute Loans. If any Bank has demanded compensation under this
Section 9.03(a), at the option of the Borrower and upon five Business Days notice to such Bank, unless and until such Bank has notified Borrower that the circumstances giving rise to such demand no longer exist, (i) all Loans that would otherwise be made by such Bank of the Type for which the Bank has demanded compensation shall be made at the Borrower's option as any Type of
Loan not affected by such demand (on which interest and principal shall be payable contemporaneously with the related Loans constituting the applicable
Borrowing of the other Banks), and/or (ii) any outstanding Loans of such
Bank of the Type affected by the demand shall be immediately prepaid in full with accrued interest thereon and the Borrower shall pay in full any amounts required pursuant to Section 2.13 hereof. Concurrently with prepaying each such Loan, the Borrower shall borrow at its option a Loan of any Type not affected by the demand in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related
Loans constituting the applicable Borrowing of the other Banks), and such
Bank shall make such Loan.


SECTION 9.04. Capital Adequacy.

(a) Additional Compensation. If any Bank reasonably determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency of the United States (or any political subdivision thereof) or the Bank for International Settlements
("BIS") charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) reflecting any of the foregoing of any such authority, central bank or comparable agency or the BIS, has or would have the effect of reducing the rate of return on the capital of such Bank or its "bank holding company," as defined in Section 1841(a) of the Bank Holding Company Act, as amended
(herein "BHC"), as a direct consequence and cause of such Bank's obligations under this Agreement (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then within 15 days after demand by such Bank accompanied by the certificate referred to in subsection (b) of this Section, the Borrower shall pay to such
Bank (for the account of the BHC, as applicable) such additional amount or amounts as will compensate such Bank or BHC for such reduction to the extent the same is allocable to the Bank's obligations under this Agreement, provided such compensatory amounts relate to actual reductions incurred by the Bank or BHC no more than 60 days prior to such demand or relate to a retroactive reduction imposed on the Bank or BHC no more than 60 days prior to such demand.

(b) Certificate. As of the Effective Date, each Bank confirms that it has no knowledge of an event which would entitle such Bank or BHC to compensation pursuant to this Section. After the Effective Date, each Bank will promptly notify the Borrower of any event of which it has knowledge which would entitle such Bank or BHC to compensation pursuant to this Section and will designate a different Lending Office or take other action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this
Section setting forth the additional amount or amounts to be paid to it hereunder and the method of calculation in reasonable detail (which shall indicate whether any demand relates to compensation of a BHC) shall be conclusive in the absence of demonstrable error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.


ARTICLE X
MISCELLANEOUS

SECTION 10.01. Notices. Except where telephonic instructions or notices are authorized, all notices and other communications provided for hereunder shall be in writing. Telephonic notice, which shall be effective when telephoned, shall be promptly confirmed in writing. Any notices and other communications between the parties hereto to be given in writing shall be given by mailing the same, postage prepaid, or by telex, cable, facsimile or personal delivery to each party at its address set forth on the signature pages hereto or Schedule 1 or to such other addresses as any such party may in writing hereafter indicate. All such notices and communications shall be effective (a) when received if mailed by first-class U.S. mails or sent by overnight courier, (b) when delivered to the telegraph company if telegraphed, (c) when confirmed by telex answerback if telexed, (d) when confirmed by the transmitting party as being received if sent by facsimile machine and (e) in all other cases, when delivered or received. Any communications between the parties hereto authorized to be given by telephone (which shall be effective when telephoned) shall be confirmed in writing by the party initiating the communication as provided in the Agreement.

SECTION 10.02. No Waivers. No failure or delay by any Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, except as and to the extent of an express time limit contained in this Agreement or as may be barred by the applicable statute of limitations, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 10.03. Expenses, etc. Borrower agrees to pay, and agrees to save each Bank harmless against any loss, liability, claim, damage or expenses incurred by any Bank related to, (i) all reasonable out-of-pocket expenses and attorneys fees of the Banks in connection with the review and negotiation
(whether or not closed), execution and delivery of this Agreement or with any other document entered into in connection herewith, as agreed upon by the
Borrower and each Bank in a separate agreement between the Borrower and each
Bank, (ii) all reasonable out-of-pocket expenses and attorneys fees of the
Banks in connection with any waiver, consent or amendment to this Agreement or any waiver, consent or amendment to any other document entered into in connection herewith, (iii) if an Event of Default occurs, all reasonable out-of-pocket expenses and attorneys fees of the Banks in connection with such Event of Default and the investigation, collection and other enforcement proceedings resulting therefrom, (iv) all stamp, documentary, transfer, recording or filing taxes and fees or like impositions and charges determined by any Bank to be payable in connection with the execution and delivery (but not the ongoing performance of) this Agreement, and related to or arising out of any delay or omission by Borrower to pay the same, and (v) any investigative, administrative or judicial proceeding relating to or arising out of any actual or proposed use of proceeds of Loans under this Agreement;
provided that no Bank shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

SECTION 10.04. Set-Offs.

(a) Set-Offs. Upon the occurrence of an Event of Default and so long as such
Event of Default is continuing,
each Bank shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to set-off against and to appropriate and apply to the unpaid principal amount of any Loan, interest accrued thereon or other amount owing by the Borrower hereunder that shall have become due and payable (by acceleration or otherwise), any debt owing to, and any other funds held in any manner for the account of, the Borrower by such Bank including, without limitation, all funds in all deposit accounts
(whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower with such Bank. Such right shall exist whether or not such Bank shall have made any demand hereunder, whether such debt owing to or funds held for the account of the Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Bank. Each Bank shall promptly notify
Borrower of any set-off hereunder, but the failure to give notice shall not affect the validity of such set-off.

(b) Sharing of Recoveries. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to Loans owed to it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to Loans owed to such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the
Loans owed to the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans shall be shared by the Banks prorata; provided that if all or any portion of such excess amount is thereafter recovered from such
Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, without interest.

SECTION 10.05. Taxes.

(a) Bank Income Tax. Notwithstanding any other provision of this Agreement,
Borrower shall not be obligated
to pay, directly or indirectly, any franchise tax imposed on, or any tax on or measured by the overall net income or gross income of, any Bank (or
Lending Office) by any jurisdiction or taxing authority, or any withholding tax required to be withheld by Borrower thereon by any jurisdiction or taxing authority.

(b) Withholding Tax.   If any Bank is a "foreign corporation"
within the
meaning of the Code, such Bank shall deliver to the Borrower:

 (i) if such Bank claims an exemption from, or a reduction of, United States withholding tax under a tax treaty, a properly completed Internal Revenue
Service ("IRS") form 1001 on or before the Effective Date, or if the Borrower consents in writing, before the payment of any interest in the first calendar year and in each third succeeding calendar year during which interest may be paid under this Agreement,

 (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a
United States trade or business of such Bank, two properly completed and executed copies of IRS form 4224 on or before the Effective Date, or if the
Borrower consents in writing, before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, or

 (iii) such other form or forms on or before such other time or times as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax because of the basis on which such exemption or reduction is claimed by such Bank.

Such Bank agrees to notify the Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

Where any Bank is entitled to a reduction in the applicable withholding tax, the Borrower may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by this Section
10.05 hereof are not delivered to the Borrower, then the Borrower may withhold from any interest payment to the Bank not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

If the IRS or any authority of the United States or other jurisdiction asserts a claim that the Borrower did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Borrower of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such
Bank shall indemnify the Borrower fully for all amounts paid, directly or indirectly, by the Borrower as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs, and any out of pocket expenses.

In the event that any Bank assigns any of its rights hereunder pursuant to
Section 10.08 hereof, the assignee shall comply and be bound by the terms of this Section 10.05 as though it were the assignor Bank.

SECTION 10.06. Amendments and Waivers. This Agreement and any provision of this Agreement may be amended, supplemented, modified or waived if and only if such amendment, supplement, modification or waiver is in writing and is signed by the Borrower and the Required Banks; provided that no such amendment, supplement, waiver or modification shall, unless signed by all the
Banks, (i) increase or decrease the Commitment of any Bank or subject any
Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or
(iv) change the amount of the Commitments or the aggregate unpaid principal amount of the Loans or the number of Banks that shall be required for the
Banks or any of them to take any action under this Section or any other provision of this Agreement or (v) extend the Termination Date. Notwithstanding the foregoing, any amendment, supplement, modification or waiver to the provisions of this Agreement relating to any outstanding Bid
Loan under a Bid Borrowing may be made if the same is in writing and signed by the Borrower and all Bid Banks that are participants in such Bid Borrowing.

SECTION 10.07. Replacement of Banks. If any Bank (a "Notice Bank") makes demand for amounts owed under Section 9.03 or Section 9.04 or 10.03(iv) or gives notice under Section 9.02 that it can no longer participate in Loans, then in each case Borrower shall have the right, if no Default or Event of
Default exists, and subject to the terms and conditions set forth in
Section 10.08, to designate an Eligible Assignee (a "Replacement Bank") to purchase the Notice Bank's share of outstanding Loans and to assume the
Notice Bank's obligations to Borrower under this Agreement. Subject to the foregoing, the Notice Bank agrees to assign to the Replacement Bank its share of outstanding Loans and its Commitment and to delegate to the Replacement
Bank its obligations to Borrower under this Agreement pursuant to an
Assignment and Acceptance in substantially the form attached hereto as
Exhibit G. Without in any way prejudicing the rights of the Banks to make demand and receive compensation or reimbursement pursuant to the Sections named above, nothing in those Sections shall give any Bank the right to receive the same amount more than once and each Bank shall promptly pay after discovery thereof any such excess amount so received to the Borrower.

SECTION 10.08. Assignments and Participations.

(a) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permissible assigns;
provided that except as provided in Section 6.03, the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Banks.

(b) Assignments. Each Bank may (and if requested by Borrower pursuant to
Section 10.07 upon at least 20 Business Days' notice to such Bank will)
assign to one or more Banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Syndicated Loans owing to it); provided, however, that

 (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement
(other than any
Bid Loans)

 (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than 50% of all such rights and obligations of the Assignor or less than
$5,000,000 (in aggregate outstandings and unused Commitment) and shall be an integral multiple of $1,000,000 in excess thereof,

 (iii) each such assignment shall be to an Eligible Assignee and shall require the prior consent of Borrower (not unreasonably withheld); provided, that, only prior notice to the Borrower need be given if such assignment is made to an Affiliate of the assignor or to another Bank hereunder,

 (iv) each such assignment made as a result of a demand by Borrower pursuant to Section 10.07 shall be arranged by Borrower at its expense, and shall be either an assignment of all of the rights and obligations of the assigning
Bank under this Agreement or an assignment of a portion of such rights and obligations made concurrently with one or more other such assignments which together cover all of the rights and obligations of the assigning Bank under this Agreement,

 (v) no Bank shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to Section 10.07 unless and until such Bank shall have received one or more payments from either Borrower or one or more
Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Loans then owing to such Bank, together with accrued interest thereon to the date of payment of such principal amount and all other amounts then due and payable to such Bank under this Agreement, and

 (vi) the parties to each such assignment shall execute and deliver to the
Borrower and the other Banks counterparts of an Assignment and Acceptance substantially in the form of Exhibit G hereto.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and
(y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

Notwithstanding any other provision to the contrary contained in this
Agreement, any Bank may, without the consent of the Borrower, assign all or a portion of its rights under this Agreement and any notes which may be issued hereunder to a Federal Reserve Bank as collateral in accordance with
Regulation A of the Board of Governors of the Federal Reserve System and the applicable operating circular of such Federal Reserve Bank.

(c) Bid Loans. Each Bank may assign to or participate with one or more banks or other entities any Bid Loans held by it without regard to the restrictions placed on assignments elsewhere in this Section 10.08; provided, that, any participation shall be made in accordance with subsection (d) hereof and provided, further, that any assignee of a Bid Loan that is not then a Bank hereunder shall not be entitled to demand any payments under Sections 9.03,
9.04 and 10.03 hereof and shall have no voting rights or other rights of a
Bank hereunder other than the right to demand and receive interest and principal payments at the times when due with respect to the Bid Loans owned by it.

(d)Participations. Each Bank may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement
(including, without limitation, all or a portion of its Commitment and the
Loans owing to it); provided, however, that

 (i) such Bank's obligations under this Agreement (including without limitation, its Commitment to Borrower hereunder) shall remain unchanged,

 (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,

 (iii) such Bank shall remain the owner of any Loan for all purposes of this
Agreement, and

 (iv) Borrower and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Subject to the foregoing the purchaser of such participation shall, to the fullest extent permitted by law, have the same, but no more, rights and benefits hereunder as it would have if it were a Bank party to this Agreement to the extent the selling Bank would have had such rights and benefits; and provided, however, that each such participation shall be granted pursuant to an agreement providing that the purchaser thereof shall not have the right to vote on, consent or object to any matters relating to the Agreement other than through the selling Bank and then only with respect to any action that would (1) reduce principal of or interest on any Loan, or other amounts or fees in which such purchaser has an interest, (2) postpone any date fixed for payment of principal of or interest on any such Loan, or other amounts or such fees in which such purchaser has an interest, and
(3) extend the Termination Date.

(e) Notice of Assignments and Participations. The Borrower may, for all purposes of this Agreement, treat any Bank as the owner of the Loans made by such Bank until written notice of assignment shall have been received by
Borrower. Upon written request of Borrower to a Bank, such Bank shall inform the Borrower of the Dollar amount of any Full Term Participation (as hereinafter defined) that such Bank has entered into; provided, however, that no Bank shall be obligated to disclose such information if the disclosure thereof would constitute a violation of law or regulation or violate any confidentiality agreement to which such Bank is subject. For the purposes of this subsection, "Full Term Participation" means a participation by a Bank to another Person whereby such other Person has purchased (pursuant to a participation agreement) all or a portion of such Bank's Commitment from the effective date of such participation agreement to the Termination Date.

(f) Subsequent Participations and Assignments. Persons who have become assignees or participants pursuant to this Section 10.08 may grant such further assignments and participations only by complying with the same procedures that a Bank would be required to follow hereunder.

SECTION 10.09. Collateral. Each of the Banks represents to each of the other
Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

SECTION 10.10. Confidentiality. Each Bank agrees that all documentation and other information made available by the Borrower to such Bank under the terms of this Agreement shall (except to the extent required by legal or governmental process or otherwise by law, or if such documentation and other information is publicly available or hereafter becomes publicly available other than by action of such Bank, or was theretofore known to such Bank independent of any disclosure thereto by the Borrower) be held in the strictest confidence by such Bank and used solely in connection with the administration of Loans from time to time outstanding from such Bank to the
Borrower; provided that (i) such Bank may disclose such documentation and other information to any other bank to which such Bank sells or proposes to sell a participation in its Loans hereunder, if such other bank, prior to such disclosure, agrees for the benefit of the Borrower to comply with the provisions of this Section; (ii) such Bank may disclose the provisions of this Agreement and the amounts, maturities and interest rates of its Loans to any purchaser or potential purchaser of such Bank's interest in any Loan, and
(iii) such Bank may disclose such documentation and other information to any officer, director, agent, employee, attorney or other advisor of such Bank, with a need to know such information for the purpose of administering this agreement, so long as such individual, prior to such disclosure, agrees for the benefit of the Borrower to comply with the provisions of this Section.

SECTION 10.11. Alternative Liquidity. From time to time after the Effective
Date the Borrower may decide to issue its commercial paper in the commercial paper markets and, in that regard, use the credit available under the
Commitments as a source of alternative liquidity for purposes of obtaining or enhancing a rating on its commercial paper by Standard & Poor's Corporation or Moody's Investors Service or similar nationally recognized rating organizations.

SECTION 10.12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF COLORADO.

SECTION 10.13. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ADOLPH COORS COMPANY


By: ___________________________
    Donald D. Breen
    Assistant Secretary

    Address for Notices:
    12th and Ford Streets
    Mail # BC560
    Golden, Colorado  80401
    Attention:  Donald D. Breen
    Telephone No.: (303) 277-2124
    Facsimile number:  (303) 277-5656


    Account Information for Funding:

    Bank of America NT&SA
    555 California Street
    San Francisco, CA  94104
    ABA No:  121000358
    Account Name:  Adolph Coors Company
    Account No.:  12335-13602

Commitments

$40,000,000     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION,



                By __________________________
                   Title:


$40,000,000     WACHOVIA BANK OF GEORGIA,  NATIONAL ASSOCIATION



                By __________________________
                   Title:


$23,000,000     CREDIT SUISSE



                By __________________________
                   Title:



$17,000,000     ABN-AMRO BANK N.V.



                By __________________________
                   Title:

Commitments

$9,000,000      NORWEST BANK COLORADO, NATIONAL ASSOCIATION



                By __________________________
                   Title:


$7,500,000      COLORADO NATIONAL BANK



                By _________________________
                   Title:


$7,500,000      CRESTAR BANK



                By __________________________
                   Title:

TOTAL COMMITMENTS

$144,000,000
============

SCHEDULE 4.05

NO MATERIAL ADVERSE CHANGE DISCLOSURE



None, except as might be disclosed in Borrower's 1993 Annual Report on Form
10-K, Quarterly Reports on Form 10-Q delivered to the Banks pursuant to
Section 4.04.

SCHEDULE 4.06

LITIGATION DISCLOSURE



1. Matters disclosed in Borrower's 1993 Annual Report on Form 10-K and
Quarterly Reports on Form 10-Q delivered to the Banks pursuant to Section
4.04.

Schedule of Banks

          NAME                     ADDRESS
BANK OF AMERICA         For Notices (credit matters):

                        Bank of America
                        555 California Street
                        41st Floor
                        San Francisco, CA  94104
                        Attention: Michael J. Dasher
                        Vice President
                        Telephone: (415) 622-2126
                        Fax: (415) 622-4585/2514

                        For LIBOR and Reference Rate
                        Borrowings and Fee Payments:

                        Bank of America NT&SA
                        1850 Gateway Boulevard
                        Concord, CA  94520-3281
                        Attention: Linda Crawford
                        Telephone: (510) 675-7343
                        Fax: (510) 675-7531/7532

                        For Payments:

                        Bank of America NT&SA Concord
                        ABA #:  121000358
                        Attention: Linda Crawford
                        Bancontrol Account #: 12331-83980
                        RE:  Adolph Coors Company

                        Money Market Loans:

                        Bank of America NT&SA
                        555 California Street, 10th Floor
                        San Francisco, CA  94104
                        Attention: Carolyn Alberts
                        Short-Term Asset Sales
                        Telephone: (415) 622-2064
                        (415) 622-6026
                        Fax: (415) 622-2235
                             (415) 622-2237

WACHOVIA BANK OF GEORGIA,     For Notices:
  NATIONAL ASSOCIATION
                              Wachovia Corporate Services, Inc.
                              191 Peachtree Street, N.E.
                              28th Floor, MC 372
                              Atlanta, GA  30303
                              Attention: Michael D.S. Kerner
                              Banking Officer
                              Telephone:(404) 332-6756
                              Fax: (404) 332-6898

                              For Payments:

                              Wachovia Bank of Georgia, N.A.
                              191 Peachtree Street, N.E.
                              Mail Code 372
                              Attention:
                                  Loan Specialist
                              Telephone:
                                  (404) 332-4466
                              Fax: (404) 332-6898

                              Lending Offices:
                              For all Types of Loans:

                              Wachovia Bank of Georgia, N.A.
                              191 Peachtree Street, N.E.
                              Mail Code 372
                              Attention: Loan Specialist
                              Telephone: (404) 332-4466
                              Fax: (404) 332-6898


CREDIT SUISSE                 For Notices (credit matters):

                              Credit Suisse
                              633 West Fifth Street
                              Los Angeles, CA  90071
                              Attention: Stephen M. Flynn
                              Member of Senior Management
                              Telephone: (213) 955-8215
                              Fax: (213) 955-8245

                              For Notices (operations/
                              administration):

                              Credit Suisse
                              633 West Fifth Street

                              Los Angeles, CA 90071
                              Attention: Rita Asa
                              Telephone: (213) 955-8284
                              Telex:  67227 (CREDSUIS)
                              Fax: (213) 955-8251

                              For Payments and Lending Offices:
                              For all Types of Loans:
                              Credit Suisse
                              One Liberty Plaza
                              165 Broadway
                              New York, NY  10006
                              Account No. 90499602
                              Account Name: Loans Dept. Clearing
Acct.
                              Reference: Adolph Coors Company


ABN-AMRO BANK N.V.           For Notices:
                             135 S. LaSalle Street
                             Suite 425
                             Chicago, IL 60603
                             Attention:  Sean M. Stack
                             Telex:   6732700
                             Answerback: ABN AMRO CGO
                             Telephone: (312) 443-2543
                             Fax: (312) 606-8425

                             For Operational Matters:
                             ABN AMRO BANK N.V.
                             135 S. LaSalle Street
                             Suite 425
                             Chicago, IL 60603
                             Attn: Loan Administration
                             Telex: 6732700
                             Answerback: ABN AMRO CGO
                             Telephone: (312) 443-2961
                             Fax: (312) 606-8435

                             Payment Instructions:
                             ABN AMRO BANK N.V.
                             New York, NY
                             ABA # 026009580
                             F/O ABN AMRO Bank N.V.-Chicago Branch
                             Acct. No. 651-0-010111-42
                             REF: Adolph Coors Company

NORWEST BANK COLORADO, NA    For Notices:
                             1740 Broadway
                             Denver, CO  80274-8673
                             Attention:  Georgianne Brummett
                             Telephone:  (303) 863-5069
                             Fax: (303) 863-6670

                             For Payments:

                             Lending Offices:
                             For all Types of Loans:

                             1740 Broadway
                             Denver, CO  80274-8673
                             Attention:  Theresa Blea

                                         Banking Assistant
                             Telephone:  (303) 863-6078
                             Fax: (303) 863-6670


COLORADO NATIONAL BANK       For Notices:
                             P.O. Box 5168, CNDT 0312
                             Denver, CO  80217
                             Attention:  Terry Kercheval
                             Telephone:  (303) 585-4236
                             Fax: (303) 585-4246

                             For Payments:

                             Lending Offices:
                             For all Types of Loans:

                             P.O. Box 5168, CNDT 0312
                             Denver, CO  80217
                             Attention:  Terry Kercheval
                             Telephone:  (303) 585-4236
                             Fax: (303) 585-4246

CRESTAR BANK                 For Notices:
                             919 East Main Street
                             Richmond, VA  23219
                             Attention:  James P. Duval, Jr.
                             Telephone:  (804) 782-7558
                             Telex:  827420 Crestar Bank
                             Fax: (804) 782-5413

                             For Payments:

                             Lending Offices:
                             For all Types of Loans:

                             919 East Main Street
                             Richmond, VA  23219
                             Attention:  James P. Duval, Jr.
                             Telephone:  (804) 782-7558
                             Telex:  827420 Crestar Bank
                             Fax: (804) 782-5413


/TABLE

EXCLUDED FROM PRINCIPAL PLANTS*


I. EXCLUDED PLANTS

      Facility                     Location



II. FACILITIES NOT OF MATERIAL IMPORTANCE TO THE TOTAL BUSINESS

      Facility                     Location


III. FACILITIES USED PRIMARILY FOR TRANSPORTATION, MARKETING OR
WAREHOUSING

      Facility                     Location
Distribution Warehouse       Anaheim, California
Distribution Warehouse       Boise, Idaho
Distribution Warehouse       Denver, Colorado
Distribution Warehouse       Omaha, Nebraska
Distribution Warehouse       Oklahoma City, Oklahoma
Distribution Warehouse       San Bernardino, California
Distribution Warehouse       Hayward, California
Grain Elevator               Burley, Idaho
Grain Elevator               Huntley, Montana
Grain Elevator               Longmont, Colorado
Grain Elevator               Monte Vista, Colorado
Grain Elevator               Worland, Wyoming

_________________________

*This Schedule may be amended from time to time during the term of the
Agreement by execution and delivery of such amendment to the Banks by the
Borrower.





















FORM OF
NOTICE OF SYNDICATED BORROWING

[Date]

To:   [Name of Bank],
      Party to the Credit Agreement
      referred to below
      Attention:

From: Adolph Coors Company (the "Borrower")

Re:   Revolving Credit Agreement (the "Credit
      Agreement") dated as of __________, 19__, among the Borrower and the Banks listed in the signature pages thereof.


We hereby give you notice, irrevocable, pursuant to Section 2.02 of the
Credit Agreement, that we request a Syndicated Borrowing under the Credit
Agreement, and in that connection set forth below the information relating to such Borrowing (the "Proposed Borrowing"):

 (i) The Business Day of the Proposed Borrowing is
_____________________,
19__.

 (ii) The aggregate amount of the Proposed Borrowing is $________________ and the aggregate amount of your share of such Borrowing (based on the proportion that your unused Commitment bears to the total unused Commitments immediately prior to the Proposed Borrowing) is $___________________.

 (iii) The Type of Syndicated Loans constituting the Proposed
Borrowing is
[Base Rate] [LIBOR Rate]

 (iv) The duration of the Interest Period for each Loan made as part of the
Proposed Borrowing is  [_____ days]
[____ months].

The undersigned hereby certifies that the facts specified in clauses (b), (c) and (d) of Section 3.02 of the Credit Agreement will be true on the date of the Proposed Borrowing.

Very Truly yours,

ADOLPH COORS COMPANY



By______________________
  Name:
  Title:




FORM OF
MONEY MARKET QUOTE REQUEST

[Date]

To: [Name of Bank],
    Party to the Credit Agreement
    referred to below
    Attention:

From: Adolph Coors Company (the "Borrower")

Re: Revolving Credit Agreement (the "Credit
    Agreement") dated as of __________, 19__, among the Borrower and the Banks listed in the signature pages thereof.

We hereby request offers from you, pursuant to Section 2.03 of the Credit
Agreement, of Money Market Quotes for the following proposed Money
Market
Borrowing(s):

Date of Borrowing: _____________________________

Principal Amount Interest Period(s)

$

$

Such Money Market Quotes should offer a Money Market [Absolute
Rate.]
[Margin.  The applicable base rate is the London Interbank Offered
Rate.]

Terms used herein have the meanings assigned to them in the Credit
Agreement.

ADOLPH COORS COMPANY


By___________________________
  Title:






FORM OF
MONEY MARKET QUOTE

[Date]

To: Adolph Coors Company (the "Borrower")

From: [Name of Bank],
      Party to the Credit Agreement referred to below
Attention:

Re: Revolving Credit Agreement (the "Credit
    Agreement") dated as of __________, 19__, among the Borrower and the Banks listed in the signature pages thereof.

In response to your Request dated _____________, 19__, we hereby offer the following Money Market Quote on the following terms:

1. Quoting Bank: ____________________________________

2. Person to contact at Quoting Bank: ___________________

3. Date of Borrowing: _______________________________

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Period(s) and at the following rate(s):

Principal Amount
Interest Period(s)
Money Market
[Absolute Rate]

Maximum    Minimum
$          $
$          $




We understand and agree that the offer(s) set forth above, subject to
Articles III and VIII of the Credit Agreement, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

Very truly yours,

[NAME OF BANK]


Dated:_________________________  By:_____________________
                                    Authorized Officer

FORM OF
NOTICE OF MONEY MARKET BORROWING

[Date]

To: [Name of Bank],
    Party to the Credit Agreement
    referred to below
    Attention:

From: Adolph Coors Company (the "Borrower")

Re: Revolving Credit Agreement (the "Credit
    Agreement") dated as of __________, 19__, among the Borrower and the Banks listed in the signature pages thereof.

We hereby give you notice, irrevocably, pursuant to Section 2.03 for Money
Market Borrowing of the Credit Agreement, that we request a Money
Market
Borrowing under the Credit Agreement, and in that connection set forth below the information relating to such Borrowing (the "Proposed
Borrowing"):

  (i) Your offer(s) to make Money Market Loan(s) is [accepted]
[rejected].

 (ii) The Business Day of the Proposed Borrowing is _______________ (as specified in the related Request).

(iii) The principal amount of the Money Market Loan and Interest
Period
related thereto to be made by you are as follows:

Principal Amount   Interest Period



 (iv) The aggregate principal amount of Money Market Loans and each Interest
Period accepted by Borrower and to be loaned by all Banks participating in the Proposed Borrowing are as follows:

Principal Amount   Interest Period

 (v)The lowest, highest and auction clearing interest rates offered to
Borrower in connection with the Proposed Borrowing are as follows:


Lowest     Auction Clearing     Highest



 (vi)The total principal amount of borrowings outstanding under the Credit
Agreement (after giving effect to the Proposed Borrowing) is $________________.


The undersigned hereby certifies that the facts specified in clauses (b), (c) and (d) of Section 3.02 of the Credit Agreement will be true on the date of the Proposed Borrowing.

Very truly yours,

ADOLPH COORS COMPANY



By______________________
  Name:
  Title:

FORM OF
PROMISSORY NOTE

[Effective Date]

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of            [name]

(the "Bank"), at     [address]      , the unpaid principal amount
of each
Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such
Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the
Credit Agreement. All such payments of principal and interest shall be made at the office of _________________________ or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of _______________, 199_ among the Borrower and the Banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY



By: _____________________
    Title:

OPINION OF COUNSEL FOR THE BORROWER

[Dated the Effective Date]



To the Banks
  Referred to Below

Dear Sirs:

I am the Chief Legal Officer of Coors Brewing Company ("CBC") and a Vice
President of Adolph Coors Company (the "Borrower"). Reference is made to the
Revolving Credit Agreement (the "Credit Agreement") dated as of
____________,
199_, among the Borrower and the Banks listed on the signature pages thereof.
Terms defined in the Credit Agreement are used herein as therein defined.

I or others under my supervision have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as deemed necessary or advisable for purposes of this opinion.

Upon the basis of the foregoing, I am of the opinion that:

1. The Borrower and CBC are each a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its respective business as now conducted, the absence of which would have a material adverse effect on the business or financial position of the Borrower and its Consolidated Subsidiaries, considered as a whole.

2. The execution, delivery and performance by the Borrower of the Credit
Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of the articles of incorporation or by-laws of the Borrower, or, to the best of my knowledge, of any applicable Law or of any material term of any agreement or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, which contravention, default, or creation or imposition of Lien would have a material adverse effect on the business or financial position of the Borrower and its
Consolidated Subsidiaries, considered as a whole. The Credit Agreement and the credit extended thereunder are not subject to Regulation U of the Board of Governors of the Federal Reserve System.

3. The Credit Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a valid and binding agreement of the Borrower and the obligations of the Borrower thereunder constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally, and to general principles of equity (whether considered in a court of law or in equity).

4. To the best of my knowledge, except as disclosed in writing to the Banks, there is no action, suit or proceeding pending or threatened against or affecting the Borrower or CBC before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable probability of an adverse decision that would materially adversely affect the business or financial position of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of the Credit Agreement.

5. The Borrower is not an "investment company" within the meaning of the
Investment Company Act of 1940, as amended.

I express no opinion as to matters governed by the laws of any jurisdiction other than the federal laws of the United States, and the laws of the State of Colorado. This opinion is being supplied to you solely in connection with the Credit Agreement, and may be relied upon in connection therewith by you, your assignees, purchasers of Bid Loans, and purchasers of participations in
Loans and may not be relied upon for any other purpose or by any other person for any purpose. This opinion may not be used, quoted or delivered by you to any person other than your assignees, purchasers of Bid Loans, and purchasers of participations in Loans without my prior written consent.


Very truly yours,


M. Caroline Turner
Chief Legal Officer, Coors Brewing Company
Vice President, Adolph Coors Company

ASSIGNMENT AND ACCEPTANCE


Reference is made to the Revolving Credit Agreement dated as of _________________ (the "Credit Agreement") among ADOLPH COORS COMPANY, a
Colorado corporation (the "Borrower") and the BANKS named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

____________________ (the "Assignor") and _______________
(the "Assignee") agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, and the Assignee here by purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit agreement as of the
Effective Date (other than in respect of outstanding Bid Loans owing to
Assignor) which represents the interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement (other than in respect of Bid Loans), including, without limitation, such interest in the
Assignor's Commitment, and the Syndicated Loans owing to the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Syndicated Loans owing to the Assignee will be as set forth in
Schedule 1.

2. Assignor and Assignee intend that this Assignment and Acceptance effect a novation (the "Novation") among the Assignor, Assignee and Borrower with respect to the interest being assigned hereunder.

3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the
Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the
Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

4. The Assignee (i) confirms that it has received a copy of the Credit
Agreement, together with copies of the financial statements of the Borrower referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this
Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the
Credit Agreement; (iii) confirms that it is an Eligible Assignee;
(iv) agrees
that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; [and] (v) specifies as its Lending Offices (and address for notices), as applicable, the offices set forth beneath its name on the signature pages hereof and [(vi) pursuant to Section 10.05(b) of the Credit
Agreement, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].*

5. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Borrower, or such later date as otherwise specified on Schedule 1 hereto (the "Effective Date").

6. Upon such acceptance by the Borrower, as of the Effective Date,
(i) the
Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this
Assignment and Acceptance, relinquish its rights and be released and discharged from its obligations under the Credit Agreement.

7. Upon such acceptance, from and after the Effective Date, the Borrower shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The
Assignor and Assignee shall make all appropriate adjustments in payment under the Credit Agreement for periods prior to the Effective Date directly between themselves.

8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND
CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment
and
Acceptance to be executed by their respective officers thereunto duly
authorized, as of the Effective Date, such execution being made on
Schedule 1
hereto.
________________________
*If the Assignee is organized under the laws of a jurisdiction outside the
United States.








PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of ABN-AMRO BANK N.V. (the "Bank"), at 135 S. LaSalle Street, Suite 425, Chicago, IL 60603, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit
Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on Schedule 1 to the Credit
Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary
PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of CRESTAR BANK (the
"Bank"), at
919 East Main Street, Richmond, VA 23219, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such
Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the
Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on Schedule 1 to the Credit Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary










PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of CREDIT SUISSE (the
"Bank"), at
633 West Fifth Street, Los Angeles, CA 90071, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such
Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the
Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on Schedule 1 to the Credit Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary










PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of NORWEST BANK COLORADO, N.A. (the
"Bank"), at 1740 Broadway, Denver, CO 80274-8673, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit
Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on Schedule 1 to the Credit
Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary










SCHEDULE 1
to
Assignment and Acceptance


  I. Assignor's interest in the amount of principal of outstanding
Syndicated
Loans prior to the Novation  $_______

a. Assigned to Assignee ________% $________
b. Retained by Assignor ________% $________

 II. Assignor's interest in the amount of the aggregate Commitments (utilized and unutilized) prior to the Novation$_______

a. Assigned to Assignee ________% $________
b. Retained by Assignor ________% $________

III. Assignee's interest in the amount of the aggregate Commitments (utilized and unutilized) and of total obligations of all Banks to Borrower after the
Novation is  $_______

 IV. Assignor's interest in the amount of the aggregate Commitments (utilized and unutilized) and of total
Banks' obligations of all Banks to Borrower after the Novation is $_______

  V. The Effective Date* of the Novation is ___________________,
199_.


[NAME OF ASSIGNOR]

By:___________________________
   Title:

[NAME OF ASSIGNEE]

By:______________________________
   Title:

Address for Notices:
[Address]

Lending Offices:
[List Address for each Type of Loan, as applicable]

Accepted, consented and agreed
to this ___ day of ______________,
199__

ADOLPH COORS COMPANY


By:________________________________
     Title:












________________________________________
*Effective Date to be no earlier than the date of acceptance by the Borrower.

SCHEDULE 3


INTEREST RATE CALCULATION

1. The Borrower shall calculate the basis for the rates of interest to be borne by certain of the loans which may be made by the Banks to the Borrower under the Credit Agreement dated _______________, 199_ in accordance with the
Credit Agreement and this Schedule 3:

2. Terms defined in the Credit Agreement shall bear the same meanings herein unless otherwise defined herein or the context otherwise requires.

3. Upon the terms and subject to the conditions hereinafter mentioned, the
Borrower shall determine the Base Rate (including the Federal Funds
Rate),
the Adjusted LIBOR Rate (including the Euro-Dollar Reserve
Percentage and the
London Interbank Offered Rate ("LIBOR")) and LIBOR alone, which serve as bases for the interest rate of certain loans made under the Credit Agreement.

4. (a) With respect to an Interest Period for which the interest calculation is to be based on LIBOR, the Borrower shall:

 (i)In the case of a LIBOR Rate Syndicated Borrowing,

(A) obtain from the Denver Branch of the Kansas City Federal
Reserve Bank the
Euro-Dollar Reserve Percentage for such Interest Period, which shall be that percentage (expressed as a decimal) which is in effect on the first day of such Interest Period, as prescribed by the Board of Governors of the Federal
Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (as defined in Regulation D promulgated by the Board of
Governors from time to time),

(B) obtain the index rate per annum, as reported by Bloomberg
Financial
Markets, at which deposits in Dollars for the selected Interest Period as specified in the applicable Notice of Borrowing are offered in immediately available funds to major banks in the London interbank market at approximately 11:00 a.m. (London time) two Banking Days before the first day of the relevant Interest Period, and

(C) determine the Adjusted Libor Rate for the relevant Interest Period to be the quotient obtained by dividing (aa) the applicable LIBOR obtained pursuant to paragraph 4(a) (i) (B) by (bb) a percentage (expressed as a decimal) equal to 1.00 minus the applicable Euro-Dollar Reserve Percentage. The Adjusted
LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

In the event that (x) Borrower cannot obtain the LIBOR rate under paragraph
4(a)(i)(B) for any reason or (y) the Borrower shall have determined (which determination shall be conclusive and binding upon the Borrower and the Banks absent demonstrable error) that by reason of changes affecting the London interbank market, adequate and reasonable means do not exist for ascertaining
LIBOR for the relevant Interest Period, the Borrower shall notify the Bank or
Banks to which a Notice of Borrowing was given with respect to the applicable
Borrowing of such fact as soon as possible (and provide information concerning the basis for any such determination described in (y) above).

(ii) In the case of a Money Market Libor Borrowing, obtain the applicable
LIBOR by undertaking the same process described in 4(a)(i)(B).

(b) As soon as possible after the determination of the Adjusted LIBOR Rate or any adjustment thereof or LIBOR, as the case may be, the Borrower shall forthwith notify the Bank or Banks to which a Notice of Borrowing was given with respect to the applicable Borrowing of such determination by telephone, confirmed by written or telegraphic communication. The Borrower shall simultaneously with such confirmation provide such Bank or Banks with a certificate showing in reasonable detail the applicable interest calculation determination or adjustment pursuant to this paragraph 4.

5. (a) With respect to an Interest Period for which the interest calculation is to be based on the Base Rate, the Borrower shall:

 (i) obtain daily during such Interest Period the per annum rate of interest, as reported by Bloomberg Financial Markets, as publicly announced from time to time by Bank of America National Trust and Savings Association, as its
"reference rate";

 (ii) determine the Federal Funds Rate daily during such Interest Period which shall be, on any day, the effective closing rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) for the previous Business Day as reported by Bloomberg Financial Markets as the "federal funds rate" for such previous Business Day, or, if such rate is not so published or reported, the average of the quotations (rounded upwards, if necessary, to the next higher
1/100 of 1%) for such day (which shall be a Business Day or the next preceding Business Day) received by Borrower from three federal funds brokers of recognized standing selected by it;

 (iii) as applicable, (x) on the last day of each month falling within such
Interest Period, determine the Base Rate for the applicable portion of each month then ending, which shall be equal to the average of the daily rates of interest with the rate on each day being equal to the higher rate obtained under (i) above or the rate calculated pursuant to (ii) above plus 0.50%, or
(y) at 12:00 noon (New York City time) on the last day of the applicable
Interest Period, or at any other time requested by any Bank, determine the
Base Rate for the applicable Interest Period then ending, which shall be calculated in the same manner as provided in clause (x) of this clause (iii).

In the event that the Borrower shall have determined (which determination shall be conclusive and binding upon the Borrower and the Banks absent demonstrable error) that by reason of changes affecting the appropriate market, adequate and reasonable means do not exist for ascertaining the
Federal Funds Rate for the relevant Interest Period, the Borrower shall notify the Bank or Banks to which a Notice of Borrowing was given with respect to the applicable Borrowing of such fact as soon as possible (and provide information concerning the basis for any such determination).

(b) At 12:00 noon (New York City time) on the first day of the month following each month for which the Base Rate has been determined, the
Borrower shall notify the Bank or Banks to which a Notice of Borrowing was given with respect to the applicable Borrowing of such determination by telephone, confirmed by written or telegraphic communication. The Borrower shall simultaneous with such confirmation provide such Bank or Banks with a certificate showing in reasonable detail the applicable interest rate calculation determination or adjustment pursuant to this paragraph 5.

6. The determination of LIBOR, the Adjusted LIBOR Rate or the Base Rate by the Borrower shall be final and binding on the Borrower and the Banks in the absence of demonstrable error.









ADOLPH COORS COMPANY

Authorized Officer's Certificate


Donald D. Breen, the undersigned, hereby certifies as follows:

1. He is the duly elected, qualified and acting Assistant Secretary of Adolph
Coors Company, a Colorado corporation (the "Company"), and as such is authorized to execute and deliver this certificate pursuant to Section
3.01(c) of the $144,000,000 Revolving Credit Agreement dated as of December
12, 1994, among the Company and the Banks named therein (the
"Agreement").
All capitalized terms not otherwise defined shall have the meanings given them in the Agreement.

2. The representations and warranties of the Company contained in
Article IV
of the Agreement are true and correct in all material respects on and as of the date hereof.

3. On and as of the date hereof no Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
December 12, 1994.



                                  Donald D. Breen
                                  Assistant Secretary








































PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of BANK OF AMERICA (the
"Bank"), at
555 California Street, 41st Floor, San Francisco, CA 94104, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on
Schedule 1 to
the Credit Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary








































PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of COLORADO NATIONAL BANK
(the
"Bank"), at 950 17th Street, Denver, CO 80202, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit
Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on Schedule 1 to the Credit
Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary






































PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of (the "Bank"), at, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on
Schedule 1 to
the Credit Agreement, or such other office as the holder of the Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPANY




By: Donald D. Breen
Title: Assistant Secretary






































PROMISSORY NOTE

December 12, 1994

For value received, ADOLPH COORS COMPANY, a Colorado corporation
(the
"Borrower"), promises to pay to the order of WACHOVIA BANK OF
GEORGIA, N.A.
(the "Bank"), at 191 Peachtree Street, N.E., 28th Floor, MC 372,
Atlanta, GA
30303, the unpaid principal amount of each Loan made by the Bank to the
Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made at the office of the Bank as shown on
Schedule 1 to the Credit Agreement, or such other office as the holder of the
Note may specify.

All Loans made by the Bank, the Type of Loan, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the
Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This note is being executed and delivered pursuant to the Revolving
Credit
Agreement dated as of December 12, 1994 among the Borrower and the banks listed on the signature pages thereof (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

This Note shall be governed by the laws of the State of Colorado.

ADOLPH COORS COMPAN



BY: Donald D. Breen
Title: Assistant Secretary

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